EXHIBIT 10.1
                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                              SUITE 101.COM, INC.,
                                     "BUYER"

                                  JEAN PAUL ROY
                                    "SELLER"

                                       AND

                        GEOGLOBAL RESOURCES (INDIA) INC.
                                  THE "COMPANY"

    FOR ALL THE OUTSTANDING COMMON SHARES OF GEOGLOBAL RESOURCES (INDIA) INC.

APRIL 4, 2003

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                                TABLE OF CONTENTS

ARTICLE I.  Terms of Purchase and Sale
 1.1     Purchase and Sale of Shares of the Company
 1.2     The Closing
 1.3     Purchase Price
 1.4     The Note

ARTICLE II.  Representations and Warranties of Seller
 2.1     Capacity of Seller, Etc.
 2.2     Title to Shares
 2.3     Investment Intent
 2.4     Company Core Agreements
 2.5     Exploration Block Reserve Potential

ARTICLE III.  Representations and Warranties of Seller
 3.1     Corporate Existence of Company, Etc.
 3.2     Capitalization
 3.3     Consents and Approvals
 3.4     No Conflicts
 3.5     Subsidiaries
 3.6     Financial Statements and Information
 3.7     Liabilities
 3.8     Absence of Certain Changes or Events
 3.9     Title to Properties
 3.10    Company Contracts
 3.11    Litigation
 3.12    Taxes
 3.13    Compliance with Laws
 3.14    Employee Agreements
 3.15    Licenses and Permits
 3.16    Bonding; Security Arrangements
 3.17    Interest in Affiliates, Vendors, Suppliers, Consultants, Etc.
 3.18    Employees

ARTICLE IV. Representations and Warranties of Buyer
 4.1     Organization
 4.2     Corporate Power and Authority
 4.3     Capitalization
 4.4     The Buyer's Shares
 4.5     Consents and Approvals
 4.6     No Conflicts
 4.7     Subsidiaries
 4.8     SEC Documents; Financial Statements and Cash
 4.9     Liabilities

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 4.10    Absence of Certain Changes or Events
 4.11    Title to Properties
 4.12    Buyer Contracts
 4.13    Litigation
 4.14    Taxes
 4.15    Compliance With Laws
 4.16    Employee Agreements
 4.17    Consent
 4.18    Licenses and Permits
 4.19    Employees
 4.20    Investment Intent
 4.21    Reporting Issuer

ARTICLE V.  Certain Covenants of the Parties
 5.1     Conduct of Business Prior to Closing Date
 5.2     Restrictions on Seller
 5.3     Undertakings
 5.4     Access
 5.5     Directors and Officers of Buyer and the Company
 5.6     Grant of Options Under the 1998 Stock Incentive Plan
 5.7     Seller Consulting Agreement
 5.8     Confidentiality
 5.9     Exclusivity
 5.10    Conduct of Business Subsequent to Closing Date

ARTICLE VI.  Conditions to Buyer's Obligations
 6.1     Representations, Warranties and Covenants of Seller and the Company
 6.2     Further Action
 6.3     No Governmental or Other Proceeding
 6.4     Opinion of Seller's Counsel
 6.5     Delivery of Company Shares
 6.6     Resignations
 6.7     Certificates
 6.8     Escrow Agreement
 6.9     Sale of i5ive Capital Stock
 6.10    Exercise and Cancellation of Outstanding Stock Options
 6.11    Roy Group First Refusal Agreement

ARTICLE VII.  Conditions to Seller's Obligations
 7.1     Representations, Warranties and Covenants of Buyer
 7.2     Further Action
 7.3     No Governmental or Other Proceeding
 7.4     Opinion of Buyer's Counsel
 7.5     Delivery of Purchase Price
 7.6     Resignations
 7.7     Certificates

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 7.8     Escrow Agreement
 7.9     Sale of i5ive Capital Stock; Transfer of Cash
 7.10    Exercise and Cancellation of Outstanding Stock Options

ARTICLE VIII.  Additional Covenants of the Parties
 8.1     Seller's Covenants
 8.2     Seller's and Company's Covenants
 8.3     Buyer's Covenants

ARTICLE IX.  Termination Prior to Closing
 9.1     Termination of Agreement
 9.2     Termination of Obligations

ARTICLE X.  MISCELLANEOUS
 10.1    Entire Agreement
 10.2    Successors and Assigns
 10.3    Survival of Representations and Warranties
 10.4    Counterparts
 10.5    Headings
 10.6    No Waiver
 10.7    Expenses
 10.8    Notices
 10.9    Further Assurances
 10.10   Governing Law
 10.11   Public Announcements
 10.12   Specific Performance
 10.13   Additional Definitions

                                INDEX OF EXHIBITS

Exhibit I     Form of Promissory Note of Buyer
Exhibit II    Opinion of Gregory R. Harris, Lawyer, Seller's Counsel
Exhibit III-a Opinion of William S. Clarke, P.A., Buyer's Counsel
Exhibit III-b Opinion of Campney Murphy, Buyer's Special Counsel
Exhibit IV    Omitted
Exhibit V-1   Omitted.
Exhibit V-2   Memorandum of Flow of Funds
Exhibit VI    Forms of Omnibus Agreement and Release:

         1. Mitchell G. Blumberg
         2. Cara Williams
         3. Douglas F. Loblaw
         4. John K. Campbell
         5. Brent J. Peters

Exhibit VII Business Plan of the Company
Exhibit VIII Participating Interest Agreement with Roy Group

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Exhibit IX Option Grant and Warrant Schedule
Exhibit X Consulting Agreement with Seller



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                         CONTENTS OF DISCLOSURE SCHEDULE

                                                                     SECTION

Company Certificate of Incorporation and By-Laws                       3.1
No Conflicts                                                           3.4
Financial Statements of the Company                                    3.6
Liabilities of the Company                                             3.7
Certain Changes or Events                                              3.8
Title to Properties                                                    3.9
Company Contracts                                                      3.10
Taxes                                                                  3.12
Compliance With Laws                                                   3.13
Employee Agreements                                                    3.14
Company Material Permits                                               3.15
Bonding; Security Arrangements                                         3.16
Interest in Affiliates, Vendors, Suppliers, Consultants                3.17
Company Employees                                                      3.18
Buyer Certificate of Incorporation and By-Laws                         4.2
Outstanding Options, etc.                                              4.3
Subsidiaries of Buyer                                                  4.7
Buyer's SEC Documents                                                  4.8
Liabilities of Buyer                                                   4.9
Certain Changes or Events                                              4.10
Title to Properties                                                    4.11
Buyer Contracts                                                        4.12
Taxes                                                                  4.14
Compliance With Laws                                                   4.15
Employee Agreements                                                    4.16
Buyer Material Permits                                                 4.18
Buyer Employees                                                        4.19
Company Conduct of Business                                            5.1
Buyer Conduct of Business                                              5.1

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                                   DEFINITIONS

LIST OF DEFINED TERMS                                         SECTION
"Affiliate"                                                   10.14
"Audited Balance Sheet"                                       3.6
"Business Plan"                                               5.9
"Buyer"                                                       Preamble
"Buyer Contracts"                                             4.12
"Buyer Material Permits"                                      4.18
"Buyer's Representative"                                      5.4
"Buyer SEC Document"                                          4.8
"Buyer's Shares"                                              1.3
"Carried Interest"                                            2.4
"Cash"                                                        4.8
"CIA"                                                         2.4
"Closing"                                                     1.2
"Closing Date"                                                1.2
"Company"                                                     Preamble
"Company Contracts"                                           3.10
"Company Material Permits"                                    3.15
"Company Representative"                                      5.4
"Company Shares"                                              Preamble
"Confidential Information"                                    4.5
"Core Agreements"                                             2.4
"Court"                                                       10.14
"Disclosure Schedule"                                         10.14
"Disinterested Stockholders"                                   8.2
"Encumbrances"                                                2.2
"Escrow Agent"                                                6.8
"Escrow Agreement"                                            6.8
"Exploration Block"                                           2.4
"Financial Statements"                                        3.6
"GAAP"                                                        3.6
"i5ive"                                                       6.9
"JOA"                                                         3.8
"Litigation"                                                  2.15
"Marketeam"                                                   6.9
"1933 Act"                                                    10.14
"1934 Act"                                                    10.14
"Note"                                                        1.4
"Notice"                                                      10.7
"Participating Interest"                                      2.4
"Participating Interest Agreement"                            2.4
"Preemptive Rights"                                           5.3
"Prohibited Actions"                                          8.2

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"PSC-KG"                                                      2.4
"Purchase Price"                                              1.3
"Roy Group"                                                   2.4
"SEC"                                                         3.6
"Seller"                                                      Preamble
"Tax" or Taxes"                                               3.12
"Voting Stock"                                                5.3

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                            STOCK PURCHASE AGREEMENT

THIS AGREEMENT, made and entered into as of this 4th of April, 2003, by and between GeoGlobal Resources (India) Inc., a corporation organized under the laws of the Province of Alberta, Canada (the "Company"), Jean Paul Roy, an individual resident in Guatemala City, Guatemala (the "Seller") and Suite101.com, Inc., a Delaware corporation (the "Buyer");

                                   WITNESSETH:

WHEREAS, Seller owns of record and beneficially all of the outstanding shares of capital stock of the Company;

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to buy from Seller, all of the issued and outstanding common shares of the Company (the "Company Shares");

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and upon the terms and subject to the conditions hereinafter set forth, the parties do hereby agree as follows:

                      ARTICLE I. TERMS OF PURCHASE AND SALE

         1.1 Purchase and Sale of Shares of the Company. On the Closing Date, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Company Shares for the purchase price specified herein. At the Closing, Seller shall deliver to Buyer certificates representing all of the Company Shares which are required to be delivered or are otherwise deliverable by Seller pursuant hereto at the Closing duly endorsed in blank for transfer or accompanied by duly executed stock powers assigning such Shares in blank, and Buyer shall deliver to Seller the Purchase Price.

         1.2 The Closing. The purchase and sale of the Company Shares shall take place at the offices of Gregory R. Harris, Lawyer, #200, 630 Fourth Avenue, SW, Calgary, Alberta, T2P OJ9 at 10;00 a.m. local time on the third business day following the date on which all the conditions to the Buyer's and Seller's obligations hereunder set forth in Articles VI and VII shall have been met, or at such other place and/or other date as the partners may mutually agree (the "Closing" or "Closing Date"). In no event shall the Closing Date be later than 120 days from the date of submission of the application for consent under
Article 28 of the PSC-KG. The Closing shall be deemed to have taken place at 5:00 P.M. on the Closing Date.

         1.3 Purchase Price. The purchase price (the "Purchase Price") for the Company Shares shall be 34.0 million shares of Common Stock, $0.001 par value per share, of


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Buyer ("Buyer's Shares") and the Note described in Article 1.4 below and the form of which is attached as Exhibit I. The Purchase Price shall be paid over and delivered at the Closing as follows:

                           (a) Seller shall receive delivery of (i) a certificate issued in the name of Seller for 14.5 million shares of Common Stock of the Buyer, and (ii) the Note described in Article 1.4.

                           (b) the Escrow Agent shall receive delivery of a certificate issued in the name of Seller for 14.5 million shares of Common Stock of Buyer to be held subject to the terms of the Escrow Agreement and not released from escrow to Seller until the sooner of:
                           (i) the completion of the Work Programme, as outlined in Article 5.2(a) and (b) and (c) in the PSC-KG, provided the results from that Programme demonstrate a commercial basis for drilling and the commencement of a Drilling Programme, or (ii) the commencement of a Drilling Programme. The completion of the Work Programme or the commencement of the Drilling Programme to be declared no later than the end of Phase I of PSC-KG.

                           (c) the Escrow Agent shall receive delivery of a certificate issued in the name of Seller for 5.0 million shares of Common Stock of Buyer to be held subject to the terms of the Escrow Agreement and not released from escrow to Seller until a Commercial Discovery, as defined by Article 1.19 of the PSC-KG, has been declared no later than the completion of Phase III of the PSC-KG.

                           (d) if the conditions for the release to Seller from escrow of the shares delivered to the Escrow Agent at the Closing pursuant to subparagraphs (b) and (c) above are not met at the times and upon fulfillment of the conditions to their release as provided in the Escrow Agreement, such shares are to be thereupon promptly returned by the Escrow Agent to the Buyer.

         1.4 The Note. The promissory note of the Buyer (the "Note") to be delivered pursuant to Article 1.3(a) hereof as a portion of the Purchase Price is to be payable to the Seller and be interest free and payable in three (3) installments of principal as follows: (U.S.) $1.0 million at the Closing but not before March 31, 2003, (U.S.) $500,000 on June 30, 2003 and (U.S.) $500,000 on
June 30, 2004. The Note is to be secured by the Carried Interest and the principal payments are to be made when due out of the funds of the Buyer. The form of the Note is attached as Exhibit I.


              ARTICLE II. REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants:



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         2.1 Capacity of Seller, Etc. Seller is a natural person. Seller has the capacity, legal and otherwise, to execute and deliver this Agreement and to perform his obligations hereunder, and the execution, delivery and performance of this Agreement by Seller does not require any authorization by any other person or governmental entity or Court. This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to general equitable principles and except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to creditors' rights.

         2.2 Title to Shares. The sale and delivery of the Company Shares to Buyer pursuant to this Agreement will vest in Buyer legal and valid title to the Company Shares, free and clear of all liens, security interests, adverse claims or other rights or encumbrances of any character whatsoever ("Encumbrances") (other than Encumbrances created by Buyer and restrictions on re-sales of the Company Shares under applicable securities laws).

         2.3 Investment Intent. Seller is acquiring the Buyer's Shares solely for his own account and not with a view to a sale or distribution thereof in violation of any securities laws. Seller acknowledges that he and his representatives have received, or have had access to, all information which he and they consider necessary or advisable to enable them to make a decision concerning Seller's acquisition of the Buyer's Shares, provided that the foregoing shall not limit or otherwise affect any representations, warranties, covenants or agreements of Buyer contained herein. Seller understands and agrees that the Buyer's Shares are "restricted securities" as defined in Rule 144 adopted under the 1933 Act. Seller and his representatives have received copies of the Buyer's SEC Documents and have reviewed the contents thereof to their satisfaction.

         2.4 Company Core Agreements. (a) The Company is a party to the following agreements (the "Core Agreements"):

                           (i) On February 4, 2003, the Company entered into a
                  Production Sharing Contract among the Government of India, Gujarat State Petroleum Corporation Limited and Jubilant Enpro Limited granting to the Company a 10% participating interest (the "Participating Interest") in an exploration block known as Block KG-OSN-2001/03, or sometimes referred to as Block 7 offered under NELP III (the "Exploration Block") (herein this contract is referred to as "PSC-KG").

                           (ii) On August 27, 2002, the Company entered into a
                  Carried Interest Agreement with Gujarat State Petroleum Corporation Limited granting the Company a 10% carried interest in the Exploration Block. The Carried Interest Agreement is referred to as the "CIA" and the carried interest is referred to as the "Carried Interest." The Carried Interest carries the Company for 100% of all its share of any costs incurred during the

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                  Exploration Phase prior to the date Commercial Production
                  (as such terms are defined in the PSC-KG) commences on the Exploration Block.

                           (iii) The Company has agreed with Roy Group
                  (Mauritius) Inc., a corporation incorporated under the laws of Mauritius ("Roy Group") and wholly-owned by Seller, to transfer and assign to Roy Group a 50% interest in the Participating Interest and related Carried Interest pursuant to the terms of a definitive Participating Interest Agreement (the "Participating Interest Agreement") between the Company and Roy Group whereby Roy Group is granted by Seller, as of February 4, 2003, a 5% carried interest in the Exploration Block and the Company is granted by Roy Group a right of first refusal with respect to the 5% interest held by Roy Group. The Participating Interest Agreement is attached as Exhibit VIII.

         (b) Each of the Core Agreements is valid, binding, and enforceable in accordance with its terms for the periods (if any) stated therein, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, or other similar laws affecting creditors' rights generally and limitations on the availability of equitable remedies. The Company has fulfilled or has taken all actions necessary to enable it to fulfill when due all of its obligations under the Core Agreements, and there is not, under any of the Core Agreements, any existing default or event of default or any event which, with or without the giving of notice or the passage of time, would constitute a default under any of the Core Agreements or provide to any party to any Core Agreement a right of termination thereunder. There are no laws, regulations, rules or decrees currently in effect or to be in effect which adversely affect or might adversely affect the Company's rights under any of the Core Agreements.

         (c) Subject to the terms of the Participating Interest Agreement, the Company has a good and valid ownership interest in and holds an enforceable interest constituting the Participating Interest and has not sold, conveyed, transferred or created any encumbrance on or with respect to the Participating Interest.

         2.5. Exploration Block Reserve Potential. On the basis of geophysical and geological work and 2D seismic studies conducted by Seller or under Seller's supervision, which studies Seller represents are adequate for the purpose, Seller has a commercially and professionally reasonable basis to conclude (A) that the Exploration Block may contain 13 major pools of hydrocarbons, (B) that there may be 20 exploratory well locations on the Exploration Block which, when drilled, have a reasonable likelihood of resulting in discoveries of hydrocarbons declared to be commercial discoveries, and (C) that there may be a reserve potential for the Exploration Block ranging between a minimum of 10.0 trillion cubic feet and a maximum of 45.0 trillion cubic feet of natural gas.


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            ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLER AND
                                   THE COMPANY

         Seller and the Company hereby represent and warrant:

         3.1 Corporate Existence of Company, Etc. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Province of Alberta, Canada and has all requisite corporate power and authority to carry on its business as presently being conducted. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of the Company. The Company is not required to qualify as a foreign corporation in any jurisdiction where the character of its business done or properties owned or held under lease require it to be so qualified. Attached to the Disclosure Schedule is a complete and correct copy of the Company's Certificate of Incorporation, as amended to date, certified by the Registrar of Companies, Province of Alberta, and the Company's By-Laws, as currently in effect. This Agreement has been duly executed and delivered on behalf of the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency or other similar laws relating to creditors' rights generally, and (ii) is subject to general principles of equity.

         3.2 Capitalization. The authorized capital stock of the Company consists of an unlimited number of common shares, of which 1,000 shares are issued and outstanding, all of which are owned of record and beneficially by Seller, and an unlimited number of preferred shares, none of which is issued or outstanding. All outstanding Company Shares have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of any preemptive rights. There is outstanding no security, option, warrant, right, call, subscription, agreement, commitment or understanding of any nature whatsoever, fixed or contingent, that directly or indirectly (i) calls for the issuance, sale, pledge, transfer or other disposition of any Company Shares or of any other capital stock of the Company or any securities convertible into, or other rights to acquire, any such Company Shares or other capital stock of the Company, (ii) obligates the Company or Seller to grant, offer or enter into any of the foregoing, or (iii) relates to the voting or control of such Company Shares, capital stock, securities or rights.

         3.3 Consents and Approvals. Except as set forth in the Disclosure Schedule, there is no authorization, consent, order or approval of, or notice to or filing with, any governmental authority required to be obtained or given or waiting period required to expire as a condition to the lawful consummation by the Seller of the sale of the Company Shares pursuant to this Agreement.

         3.4 No Conflicts. Except as set forth in the Disclosure Schedule, the execution, delivery and performance of this Agreement by Seller and the Company and the consummation by Seller and the Company of the transactions contemplated hereby will

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not conflict with, or constitute or result in a breach, default or violation of
(with or without the giving of notice or the passage of time) any of the terms, provisions or conditions of, (i) the Certificate of Incorporation or By-Laws of the Company; (ii) any law, ordinance, regulation or rule applicable to Seller or the Company; (iii) any order, judgment, injunction or other decree by which Seller or the Company or any of their respective assets or properties is bound; or (iv) any written or oral contract, agreement, or commitment to which Seller or the Company is a party, including, without limitation, the Core Agreements, or by which they or any of their respective assets or properties is bound; nor will such execution, delivery and performance result in the creation of any material Encumbrance upon any properties, assets or rights of the Company, including, without limitation, the Participating Interest.

         3.5 Subsidiaries. The Company does not own any equity ownership interest, directly or indirectly, in any person, corporation or other entity.

         3.6 Financial Statements and Information.

         (a) A copy of the audited balance sheet of the Company as of December 31, 2002 (the "Audited Balance Sheet") and the audited statement of operations and deficit, statement of cash flows, including notes thereto of the Company as of December 31, 2002 and the period August 21, 2002 to December 31, 2002 (collectively the Audited Balance Sheet and the related financial statements and notes for the period then ended are referred to as the "Financial Statements"), are contained in the Disclosure Schedule. Except as noted therein, the Financial Statements fairly present the financial position of the Company as of December 31, 2002 and its results of operations for the period August 21, 2002 to December 31, 2002, in conformity with generally accepted accounting principles consistently applied ("GAAP") for such periods.

         (b) There is available financial information and documentation relating to the Company which will enable the Company and the Buyer to comply with, and the Company is presently able to comply with, all applicable regulations of the U.S. Securities and Exchange Commission (the "SEC") relating to the certification of its financial statements in connection with periodic reports required to be filed by the Buyer under the 1934 Act in response to Items 2 and 7 of Form 8-K as adopted under the 1934 Act.

         (c) Other than as a party to the Core Agreements, the Company has no business activities, no assets, liabilities (other than liabilities of approximately (U.S.) $150,000 for out-of-pocket expenses incurred in entering into the CIA and PSC-KG), employees, customers or suppliers and has no revenues.

         3.7 Liabilities. The Company does not have and has not incurred any debts, obligations or liabilities of whatever kind or nature, either direct or indirect, absolute or contingent, matured or un-matured, except debts, obligations and liabilities that are fully reflected in, or reserved against on the Financial Statements or set forth in the Disclosure Schedule.

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

         3.8 Absence of Certain Changes or Events. Except as contemplated by this Agreement or as set forth in the Disclosure Schedule, since December 31, 2002 there has not been (a) any material change in the business, operations or financial condition of the Company; (b) any entry into any transaction, commitment or agreement (including without limitation any borrowing or capital expenditure) material to the Company; (c) any redemption or other acquisition by the Company of the Company's capital stock or any declaration, setting aside or payment of any dividend or other distribution in cash, stock or property with respect to the Company's capital stock; (d) any increase in the rate or terms of compensation payable or to become payable by the Company to its directors, officers or employees or any increase in the rate or terms of any bonus, pension, insurance or other employee benefit plan, payment or arrangement made to, for or with any such directors, officers or key employees; (e) any change in administrative expenses; (f) any sale, transfer or other disposition of any asset of the Company to any party, including Seller except for payment of third-party obligations incurred in the ordinary course of business in accordance with the Company's regular payment practices; (g) any termination or waiver of any rights of value to the business or prospects of the Company; or
(i) any failure by the Company to pay its accounts payable or other obligations in the ordinary course of business.

         3.9 Title to Properties. Except as set forth on the Disclosure Schedule, the Company has good and marketable title to all of the assets and properties which it purports to own and which are reflected on the Financial Statements, free and clear of all Encumbrances, except for (a) liens for current taxes not yet due and payable or for taxes the validity of which is being contested in good faith by appropriate proceedings, and (b) encumbrances which individually or in the aggregate do not materially and adversely affect the business, operations or financial condition of the Company.

         3.10 Company Contracts. The Disclosure Schedule lists all agreements, commitments, and written summaries of oral agreements (being sometimes collectively referred to herein as the "Company Contracts") to which the Company is a party. Except as set forth in the Disclosure Schedule, each of the Company Contracts is valid, binding, and enforceable in accordance with its terms for the periods (if any) stated therein, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, or other similar laws affecting creditors' rights generally and limitations on the availability of equitable remedies; the Company has fulfilled or has taken all actions necessary to enable it to fulfill when due all of its obligations under the Company Contracts, and there is not, under any of the foregoing, any existing default or event of default or any event which, with or without the giving of notice or the passage of time, would constitute a default under any of the Company Contracts or provide to any party to any Company Contract a right of termination thereunder. There are no laws, regulations, rules or decrees currently in effect or to be in effect which adversely affect or might adversely affect the Company's rights under any of the Company Contracts.

         3.11 Litigation. There is no action, proceeding or investigation in any court or before any governmental or regulatory authority pending or threatened in writing or

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orally (a) against the Company or against Seller, in connection with the conduct of the business of the Company or otherwise, (b) which seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated hereby.

         3.12 Taxes. (a) Except as set forth in the Disclosure Schedule, (i) all Canadian, United States and foreign, federal, state, provincial, local and other income, franchise, excise, sales and use tax ("Taxes" or "Tax") returns required to be filed with respect to the Company have been filed in a timely manner (taking into account all extensions of due dates); (ii) the Company has paid, or has made sufficient provision for, or has set up adequate reserves for the payment of, all Taxes shown as due on such returns; (iii) the Company has not executed any presently effective waiver or extension of any statute of limitations against assessment and collection of Taxes with respect to the Company; and (iv) the proper amounts have been withheld by the Company from employees with respect to all cash compensation paid to employees for all periods in compliance in all material respects with the tax and other withholding provisions of all applicable laws. Except as set forth in the Disclosure Schedule, or as reflected in the Financial Statements, no deficiencies for any taxes have been asserted in writing or assessed against the Company which remain unpaid.

         3.13 Compliance with Laws. Except as set forth in the Disclosure Schedule, the Company has complied in all material respects with all laws, statutes, rules, regulations, judgments, decrees and orders applicable to its business (including without limitation, any of the above which relate to the environment).

         3.14 Employee Agreements. (a) The Disclosure Schedule contains a list of (1) all material contracts between the Company and each executive officer, employee or consultant thereof, (2) all bonus, incentive, stock option, stock purchase, phantom stock, stock appreciation rights, performance shares, and similar plans either currently maintained by the Company or, if terminated, under which employees or former employees have rights that are outstanding, and all awards and agreements under any of such plans pursuant to which any employees or former employees hold outstanding rights.

         (b) Except as disclosed in the Disclosure Schedule, the Company has no other compensation, remuneration, pension, retirement or other employee benefit plans.

         3.15 Licenses and Permits. Except as set forth in the Disclosure Schedule, the Company has all governmental licenses and permits and other governmental authorizations and approvals required for the conduct of its business as presently conducted and as proposed to be conducted ("Company Material Permits"). The Disclosure Schedule includes a list of all Company Material Permits.

         3.16 Bonding; Security Arrangements. Except as disclosed in the Disclosure Schedule, the Company is not required to provide any bonding or other financial security arrangements in connection with any presently existing transactions.

         3.17 Interest in Affiliates, Vendors, Suppliers, Consultants, Etc. Except as set forth in the Disclosure Schedule, neither the Seller nor any officer or director of the Company or any Affiliate of any such officer or director has any ownership interest in any Affiliate, vendor, supplier, consultant or other person providing goods or services to the Company.

         3.18 Employees. The Company has no employees other than those listed in the Disclosure Schedule.

               ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller as follows:

         4.1 Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as it is now being conducted.

         4.2 Corporate Power and Authority. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of Buyer. The Buyer is not required to qualify as a foreign corporation in any jurisdiction where the character of its business done or properties owned or held under lease require it to be so qualified. Attached to the Disclosure Schedule is a complete and correct copy of the Buyer's Certificate of Incorporation, as amended to date, certified by the Secretary of State of the State of Delaware, and the Buyer's By-Laws, as currently in effect. This Agreement has been duly and validly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer, enforceable in accordance with its terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency or other similar laws relating to creditors' rights generally, and (ii) is subject to general principles of equity.

         4.3 Capitalization. The authorized capital stock of the Buyer consists of 100,000,000 shares of Common Stock, $0.001 par value per share, of which 14,086,687 shares are issued and outstanding, and 1,000,000 shares of Preferred Stock, $0.01 par value per share, none of which are issued and outstanding. All outstanding shares have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of any preemptive rights. Except as set forth in the Disclosure Schedule, there is outstanding no security, option, warrant, right, call, subscription agreement, commitment or understanding of any nature whatsoever, fixed or contingent, that directly or indirectly (i) calls for the issuance, sale, pledge or other disposition of any capital stock of the Buyer or any securities convertible into, or other rights to acquire, any such capital stock of the Buyer or (ii) obligates the Buyer to grant, offer or enter into any of the foregoing or (iii) relates to the voting or control of such capital stock, securities or rights.

         4.4 The Buyer's Shares. The Buyer's Shares when issued pursuant to the terms of this Agreement will be duly authorized, and when the consideration therefor has been paid by the Seller and received by the Buyer as provided under the terms of this Agreement, the Buyer's Shares will be validly issued and fully paid and non-assessable.

         4.5 Consents and Approvals. There is no authorization, consent, order or approval of, or notice to or filing with, any governmental authority required to be obtained or given or waiting period required to expire as a condition to the lawful consummation by the Buyer of the purchase of the Company Shares pursuant to this Agreement.

         4.6 No Conflicts. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of law, statute, rule or regulation to which Buyer is subject, (ii) violate any order, judgment or decree applicable to Buyer, or (iii) conflict with, or result in a breach or default under, any term or condition of the Certificate of Incorporation or By-Laws of Buyer or any material agreement or other instrument to which Buyer is a party or by which it may be bound; except for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

         4.7 Subsidiaries. Except as set forth in the Disclosure Schedule, the Buyer does not own any equity ownership interest, directly or indirectly, in any person, corporation or other entity.

         4.8 SEC Documents; Financial Statements and Cash. (a) Buyer has made all filings with the SEC that it has been required to make under the 1933 Act and the 1934 Act since December 31, 2001. Buyer has provided to the Seller true, complete and correct copies of Buyer's annual report on Form 10-KSB for the fiscal year ended December 31, 2002, together with all amendments thereto, Buyer's quarterly reports on Form 10-QSB for the fiscal quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, together with all amendments thereto, and any and all filings with the SEC made by Buyer (including all requested exhibits to such filings) since the filing of said Form 10-KSB (all such documents that have been filed since March 31, 2002 with the SEC, as amended, are referred to as the "Buyer SEC Documents"). As of their respective dates, and except as amended, Buyer SEC Documents complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as the case may be, and none of Buyer SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) The financial statements of Buyer included in the Buyer SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB) and fairly present (subject, in the case of the unaudited statements, to normal recurring audit adjustments) the consolidated financial position of Buyer as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. Since December 31, 2002, (i) there have been no material adverse changes in Buyer's business, operations or financial condition and (ii) Buyer's operations have been conducted in the ordinary course of business except as disclosed in the Buyer's SEC Documents or as set forth in the Disclosure Schedule.

         (c) Buyer has no other assets other than cash, as of January 31, 2003, of (U.S.) $3,021,232 (plus interest accrued less accounts payable paid to Closing) (the "Cash") and common shares of its only active subsidiary, i5ive, and i5ive holds an equity interest in Marketeam, which as of June 1, 2002 represented a 15% equity interest. The Cash is held in an account of i5ive at HSBC Bank of Canada, of which $3,010,032 is held in U.S. dollars and the balance is held in Canadian dollars. Effective on the Closing, the Cash will be held in an account of Buyer at the Canadian Western Bank, Main Branch, Calgary, Alberta. Except as set forth in the Disclosure Schedule, the Buyer has no material liabilities or undisclosed or contingent liabilities.

         4.9 Liabilities. Except as set forth in the Disclosure Schedule, the Buyer has not incurred any debts, obligations or liabilities of whatever kind or nature, either direct or indirect, absolute or contingent, matured or unmatured, except debts, obligations and liabilities that are fully reflected in, or reserved against on, the Financial Statements.

         4.10 Absence of Certain Changes or Events. Except as set forth in the Disclosure Schedule or except as otherwise contemplated by this Agreement, since December 31, 2002 there has not been (a) any material change in the business, operations or financial condition of the Buyer; (b) any entry into any transaction, commitment or agreement (including without limitation any borrowing or capital expenditure) material to the Buyer; (c) any redemption or other acquisition by the Buyer of the Buyer 's capital stock or any declaration, setting aside or payment of any dividend or other distribution in cash, stock or property with respect to the Buyer 's capital stock; (d) any increase in the rate or terms of compensation payable or to become payable by the Buyer to its directors, officers or employees or any increase in the rate or terms of any bonus, pension, insurance or other employee benefit plan, payment or arrangement made to, for or with any such directors, officers or key employees; (e) any change in administrative expenses; (f) any sale, transfer or other disposition of any asset of the Buyer to any party, except for payment of third-party obligations incurred in the ordinary course of business in accordance with the Buyer 's regular payment practices; (g) any failure by the Company to pay its accounts payable or other obligations in the ordinary course of business.

         4.11 Title to Properties. Except as set forth on the Disclosure Schedule, the Buyer has good and marketable title to all of the assets and properties which it purports to own and which are reflected on the December 31, 2002 balance sheet, free and clear of all Encumbrances, except for (a) liens for current taxes not yet due and payable or for taxes the validity of which is being contested in good faith by appropriate proceedings, and (b) encumbrances which individually or in the aggregate do not materially and adversely affect the business, operations or financial condition of the Buyer.

         4.12 Buyer Contracts. The Disclosure Schedule lists all agreements, commitments, and written summaries of oral agreements (being sometimes collectively referred to herein as the "Buyer Contracts") to which the Buyer is a party. Except as set forth in the Disclosure Schedule, each of the Buyer Contracts is valid, binding, and enforceable in accordance with its terms for the periods (if any) stated therein, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, or other similar laws affecting creditors' rights generally and limitations on the availability of equitable remedies; the Buyer has fulfilled or has taken all actions necessary to enable it to fulfill when due all of its obligations under the Buyer Contracts, and there is not, under any of the foregoing, any existing default or event of default or any event which, with or without the giving of notice or the passage of time, would constitute a default under any of the Buyer Contracts or provide to any party to any Buyer Contract a right of termination thereunder. There are no laws, regulations, rules or decrees currently in effect or to be in effect which adversely affect or might adversely affect the Buyer 's rights under any of the Buyer Contracts. Each of the Buyer Contracts can be terminated in accordance with its termination provisions as is described in the Disclosure Schedule.

         4.13 Litigation. There is no action, proceeding or investigation in any court or before any governmental or regulatory authority, including, without limitation, the SEC, pending or threatened in writing or orally (a) against the Buyer, in connection with the conduct of the business of the Buyer, or otherwise or (b) which seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated hereby.

         4.14 Taxes. (a) Except as set forth in the Disclosure Schedule, (i) all Tax returns required to be filed with respect to the Buyer have been filed in a timely manner (taking into account all extensions of due dates); (ii) the Buyer has paid, or has made sufficient provision for, or has set up adequate reserves for the payment of, all Taxes shown as due on such returns; (iii) the Buyer has not executed any presently effective waiver or extension of any statute of limitations against assessment and collection of Taxes with respect to the Buyer, and (iv) the proper amounts have been withheld by the Buyer from employees with respect to all cash compensation paid to employees for all periods in compliance in all material respects with the tax and other withholding provisions of all applicable laws. Except as set forth in the Disclosure Schedule, or as reflected in the Buyer SEC Documents, no deficiencies for any taxes have been asserted in writing or assessed against the Buyer which remain unpaid.

         4.15 Compliance with Laws. Except as set forth in the Disclosure Schedule, the Buyer has complied in all material respects with all laws, statutes, rules, regulations, judgments, decrees and orders applicable to its business (including without limitation, any of the above which relate to the environment).

         4.16 Employee Agreements. (a) The Disclosure Schedule contains a list of (1) all material contracts between the Buyer and each executive officer, employee or consultant thereof, (2) all bonus, incentive, stock option, stock purchase, phantom stock, stock appreciation rights, performance shares, and similar plans either currently maintained by the Buyer or, if terminated, under which employees or former employees have rights that are outstanding, and all awards and agreements under any of such plans pursuant to which any employees or former employees hold outstanding rights. (b) Except as disclosed in the Disclosure Schedule, the Buyer has no other compensation, option, remuneration, pension, retirement or other employee benefit plans.

         4.17 Consents. The Buyer is not required to obtain any consent, approval or authorization of, exemption by, or make any filing with, any governmental or regulatory authority in connection with the execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

         4.18 Licenses and Permits. The Buyer has all governmental licenses and permits and other governmental authorizations and approvals required for the conduct of its business as presently conducted and as proposed to be conducted ("Buyer Material Permits"). The Disclosure Schedule includes a list of all Buyer Material Permits.

         4.19 Employees. The Buyer has no employees other than those listed in the Disclosure Schedule.

         4.20 Investment Intent. Buyer is acquiring the Company Shares solely for its own account and not with a view to a sale or distribution thereof in violation of any securities laws. Buyer acknowledges that it has received, or has had access to, all information which it considers necessary or advisable to enable it to make a decision concerning its acquisition of the Company Shares, provided that the foregoing shall not limit or otherwise affect any representations, warranties, covenants or agreements of Seller contained herein.

         4.21 Reporting Issuer. Buyer is a reporting issuer in British Columbia, Alberta, Ontario and Quebec.

                   ARTICLE V. CERTAIN COVENANTS OF THE PARTIES

         Seller and Company, on the one hand, and Buyer, on the other hand, hereby covenant to and agree with one another as follows:

         5.1 Conduct of Business Prior to Closing Date. (a) Except as may be otherwise contemplated by this Agreement or required by any of the documents listed in the Disclosure Schedule or except as Buyer may otherwise consent to in writing (which consent shall not be unreasonably withheld), between the date hereof and the Closing Date, the Company will continue to conduct its operations and business in the ordinary course as conducted on the date hereof and will not engage in or permit any transactions outside the ordinary course. The parties hereby agree that transactions outside the ordinary course include for the purposes of this paragraph 5.1(a), without limitation, any business combination transaction, the offer or sale of any debt or equity securities or rights or options to acquire such securities, the sale of any assets, the modification of any material agreement or the execution of any material agreement, commitment, agreement in principal or letter of intent, the incurrence of any material liability, agreeing to any compensation for any executive officer or employee, any distributions with respect to any capital stock, the grant or issuance of any option, warrant or other derivative security, and the amendment, termination of or default under any material agreements or contracts. Seller will cause the Company not to (i) make any change in the Company's Certificate of Incorporation, By-Laws or similar charter documents; (ii) make any change in its issued or outstanding capital stock, or issue any warrant, option or other right to purchase shares of its capital stock or any security convertible into shares of its capital stock, or redeem, purchase or otherwise acquire any shares of its capital stock, or declare any dividends or make any other distribution in respect of its capital stock; (iii) voluntarily incur or assume, whether directly or by way of guarantee or otherwise, any material obligation or liability; (iv) mortgage, pledge or encumber any material part of its properties or assets, tangible or intangible; (v) sell or transfer any material part of its assets, property or rights, or cancel any material debts or claims; (vi) amend or terminate any Company Contract or any Company Material Permit to which it is a party; (vii) adopt any employee benefit plan; (viii) make any changes in the accounting methods, principles or practices employed by it, except as required by generally accepted accounting principles; (ix) make any capital expenditure or enter into any commitment therefor; (x) incur any debt or make any borrowings, or enter into any commitment therefor; or (xi) enter into any other agreement, course of action or transaction material to the Company.

         (b) Except as may be otherwise contemplated by this Agreement or required by any of the documents listed in the Disclosure Schedule or except as Seller may otherwise consent to in writing (which consent shall not be unreasonably withheld), between the date hereof and the Closing Date, the Buyer will continue to conduct its business in the ordinary course as conducted on the date hereof and will not engage in or permit any transactions outside the ordinary course. The parties hereby agree that transactions outside the ordinary course include for the purposes of this paragraph 5.1(b), without limitation, any business combination transaction, the offer or sale of any debt or equity securities or rights or options to acquire such securities, the sale of any assets, the modification of any material agreement or the execution of any material agreement, commitment, agreement in principal or letter of intent, the incurrence of any material liability, agreeing to any compensation for any executive officer or employee, any distributions with respect to any capital stock, the grant or issuance of any option, warrant or other derivative security, and the amendment, termination of or default under any material agreements or contracts. Except as set forth in the Disclosure Schedule, Buyer will not (i) make any change in its Certificate of Incorporation, By-Laws or similar charter documents; (ii) make any change in its issued or outstanding capital stock, or issue any warrant, option or other right to purchase shares of its capital stock or any security convertible into shares of its capital stock, or redeem, purchase or otherwise acquire any shares of its capital stock, or declare any dividends or make any other distribution in respect of its capital stock; (iii) voluntarily incur or assume, whether directly or by way of guarantee or otherwise, any material obligation or liability; (iv) mortgage, pledge or encumber any material part of its properties or assets, tangible or intangible; (v) sell or transfer any material part of its assets, property or rights, or cancel any material debts or claims; (vi) amend or terminate any Buyer Contract or any Buyer Material Permit to which it is a party; (vii) adopt any employee benefit plan; (viii) make any changes in the accounting methods, principles or practices employed by it, except as required by generally accepted accounting principles; (ix) make any capital expenditure or enter into any commitment therefor; (x) incur any debt or make any borrowings, or enter into any commitment therefor; or (xi) enter into any other agreement, course of action or transaction material to the Buyer.

         5.2 Restrictions on Seller. Between the date hereof and the Closing Date, Seller will not offer or sell any of the Company Shares or rights or options to acquire the Company Shares or enter into any agreement, commitment, agreement in principal or letter of intent with respect to the Company Shares or grant or issue any option, warrant or derivative security with respect to the Company Shares or otherwise take any steps which are reasonably likely to impair Seller's ability or capacity to consummate this Agreement.

         5.3 Undertakings. Seller, Company, and Buyer will use their best efforts, and will cooperate with one another, to secure all necessary consents, approvals, authorizations and exemptions from governmental agencies and other third parties, and to obtain the satisfaction of the conditions specified in Articles VI and VII, as shall be required in order to enable Seller and Buyer to effect the transactions contemplated hereby in accordance with the terms and conditions hereof.

         5.4 Access.  Between the date hereof and the Closing Date:

         (a) Subject to the execution of reasonable and customary confidentiality agreements, the Company will cause its officers, directors, employees, accountants, engineers, investment bankers, legal counsel and all other representatives and agents (the "Company Representatives") to provide full and free access to the books, contracts, assets, records, seismic studies, geological and geophysical information relating to the Exploration Block, businesses and representatives of the Company as the Buyer may request in connection with Buyer's review and investigation of the Company. The Company and the Company Representatives will cooperate fully with Buyer and Buyer's representatives in completing Buyer's due diligence of the Company.

         (b) Buyer will cause its officers, directors, employees, accountants, engineers, investment bankers, legal counsel and all other representatives and agents (the "Buyer's Representatives") to provide full and free access to the books, contracts, assets, records, business and representatives of the Buyer as the Seller may request in connection with Seller's review and investigation of the Buyer. The

               Buyer and the Buyer's Representatives will cooperate fully with Seller and Seller's representatives in completing Seller's due diligence of the Buyer.

         5.5 Directors and Officers of Buyer and the Company. Concurrently with the Closing, the following persons shall be the Directors and officers of the Buyer and the Company:

                          Jean Paul Roy - President, Director, and
                          Chairman of the Board
                          Grahame M. Notman - Interim CEO
                          Allan J. Kent - Executive VP and
                          CFO and Director
                          John Campbell - Director
                          Brent Peters - Director
                          Patti Price - Corporate Secretary

         5.6 Grant of Options Under 1998 Stock Incentive Plan. Concurrently with the Closing, options will be granted by the Buyer's Board of Directors under the Buyer's 1998 Stock Incentive Plan to purchase an aggregate of 2.0 million shares of Common Stock at an exercise price of not less than (U.S.) $1.00 per share to the persons and in the amounts appearing on the Option Grant Schedule attached hereto as Exhibit IX.

         5.7 Seller Consulting Agreement. Concurrently with the Closing, Seller will enter into a three-year consulting agreement with the Buyer at a salary of (U.S.) $250,000 per year and will provide that Seller will bring other opportunities to the Buyer during the course of Seller's employment. Exhibit X hereto is the form of such agreement.

         5.8 Confidentiality. Each of the parties hereto, including all Company Representatives and Buyer's Representatives employed by them, hereby undertake and agree to retain in confidence, and to require its employees, consultants, professional representatives, and agents to retain in confidence, all such confidential information transmitted to it by the other party, and each party will not use or disclose to others, or permit the use or disclosure of, any such confidential information obtained from or revealed by the other party. In the event that either party terminates this Agreement as herein provided, each party shall forthwith deliver to the other (without retaining copies thereof) any and all documents or other written information (whether in paper or electronic form) obtained from the other in connection with this letter.

         5.9 Exclusivity. Buyer shall have the exclusive right through the close of business on 120 days from the date of submission of the application for consent under Article 28 of the PSC-KG (or such later date as the term of this Agreement may be extended by the parties hereto in writing) to consummate the transactions contemplated herein, and during such exclusive period, neither Seller, the Company nor any of their authorized representatives will solicit or accept any other offer to purchase any of the capital stock or all or any significant part of the assets of the Company or any similar transaction nor hold discussions or negotiations with, or provide any information to, any other individual or corporation, partnership or other entity concerning such purchase (other than such discussions which are in furtherance of the transactions contemplated herein).

         5.10. Conduct of Business Subsequent to Closing Date. The business of the Company subsequent to the Closing Date shall be conducted substantially as described in the Business Plan (the "Business Plan") attached hereto as Exhibit VII.

                  ARTICLE VI. CONDITIONS TO BUYER'S OBLIGATIONS

The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing Date of all of the following conditions, except such conditions as Buyer may waive:

6.1 Representations, Warranties and Covenants of Seller. Seller and the Company shall have complied in all material respects with all of their agreements and covenants contained herein required to be complied with at or prior to the Closing Date, and all the representations and warranties of Seller and the Company, as applicable to each of them, contained herein shall be true on and as of the Closing Date with the same effect as though made on and as of the Closing Date, except as otherwise contemplated hereby, and except to the extent that such representations and warranties expressly make reference to a specified date and as to such representations and warranties the same shall continue on the Closing Date to have been true as of the specified date. Buyer shall have received a certificate executed by or on behalf of Seller and the Company, and dated as of the Closing Date, certifying as to the fulfillment of the conditions set forth in this Section 6.1.

6.2 Further Action. All action (including notifications and filings) that shall be required to be taken by Seller and the Company in order to consummate the transactions contemplated hereby shall have been taken and all consents, approvals, authorizations and exemptions from third parties that shall be required in order to enable Seller and the Company to consummate the transactions contemplated hereby shall have been duly obtained (except for such actions, consents, approvals, authorizations and exemptions, the absence of which would not prohibit consummation of such transactions or render such consummation illegal), and, as of the Closing Date, the transactions contemplated hereby shall not violate any applicable law or governmental regulation.

6.3 No Governmental or Other Proceeding. No order of any court or governmental or regulatory authority or body which restrains or prohibits the transactions contemplated hereby shall be in effect on the Closing Date and no suit or investigation by any government agency to enjoin the transactions contemplated hereby or seek damages or other relief as a result thereof shall be pending or threatened as of the Closing Date.

6.4 Opinion of Sellers' Counsel. Buyer shall have received the opinion of counsel to the Seller and the Company substantially in the form of Exhibit II. In expressing such opinions, such counsel may rely (i) as to factual matters upon the representations and warranties of the Seller and the Company contained in this Agreement and upon certificates or other documents furnished by Seller and the Company, by the officers and directors of the Company or by governmental officials and (ii) upon such other documents (including opinions of local counsel) and information as such counsel deem appropriate and reasonable as a basis for such opinion.

6.5 Delivery of Company Shares. Buyer shall have received delivery of the Company Shares.

6.6 Resignations. Buyer shall have received (a) the resignations of Mitchell G. Bloomberg and Douglas F. Loblaw as Directors and officers of the Buyer and i5ive, and Buyer shall have accepted those resignations, and their release of the Buyer from all claims and liabilities, and (b) from John K. Campbell and Brent J. Peters, their release of Buyer from all claims and liabilities.

6.7 Certificates.  Buyer shall have received:

          (a) Copies of the Certificate of Incorporation and all amendments thereto of the Company as certified by the office of Registrar of Corporations of the Province of Alberta,

          (b) A certificate from the Registrar of Corporations of the Province of Alberta as to the good standing of the Company in the Province of Alberta, the province of its incorporation,

          (c) Certificates of the President and the Secretary of the Company dated the date of the Closing, in form and substance satisfactory to Buyer, certifying as to the fulfillment of the matters mentioned in Articles 6.1, 6.2 and 6.3 hereof, the adoption of Directors' resolutions relating to this Agreement and the related transactions and attesting to true and correct copies of the By-laws of the Seller, a copy of which shall be attached, and

          (d) Such other certificates of the Seller as to his capacity and fulfillment of the covenants, agreements, representations and warranties of the Seller and the Company contained in this Agreement as the Buyer may reasonably request.

6.8 Escrow Agreement. Buyer, Seller and Computershare Trust Company of Canada, as escrow agent (the "Escrow Agent") shall have executed and delivered an Escrow Agreement (the "Escrow Agreement") and completed the deliveries called for by the Escrow Agreement.

6.9 Sale of i5ive Capital Stock. The outstanding capital stock of i5ive Communications Inc, a corporation organized under the laws of British Columbia ("i5ive") and a wholly owned subsidiary corporation of Buyer shall have been sold by Buyer to Creative Marketeam, Canada Ltd., a corporation organized under the laws of British Columbia ("Marketeam").

6.10 Exercise and Cancellation of Outstanding Stock Options. The outstanding options granted under the Buyer's 1998 Stock Incentive Plan shall have been exercised and cancelled as provided in the Omnibus Agreement and Release between the Buyer and each of Mitchell G. Blumberg, Cara Williams, Douglas F. Loblaw, John K. Campbell and Brent J. Peters attached hereto as Exhibits VI-1 through 5.

6.11 Roy Group Participating Interest Agreement. Roy Group shall grant to the Company, pursuant to the terms of the Participating Interest Agreement attached hereto as Exhibit VII, a right of first refusal to acquire the 5% carried interest held by Roy Group which right shall extend for the term of the Exploration Period under the PSC-KG.

                 ARTICLE VII. CONDITIONS TO SELLER'S OBLIGATIONS

The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing Date of all of the following conditions, except such conditions as Seller may waive:

7.1 Representations, Warranties and Covenants of Buyer. Buyer shall have complied in all material respects with all of its agreements and covenants contained herein required to be complied with at or prior to the Closing Date, and of the representations and warranties of Buyer contained herein shall be true in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date, except as otherwise contemplated hereby, and except to the extent that such representations and warranties expressly make reference to a specified date and as to such representations and warranties the same shall continue on the Closing Date to have been true as of the specified date. Sellers shall have received a certificate of Buyer, dated as of the Closing Date and signed by an officer of Buyer, certifying as to the fulfillment of the condition set forth in this Section 7.1.

7.2. Further Action. All action (including notifications and filings) that shall be required to be taken by Buyer in order to consummate the transactions contemplated hereby shall have been taken and all consents, approvals, authorizations and exemptions from third parties that shall be required in order to enable Seller to consummate the transactions contemplated hereby shall have been duly obtained (except for such actions, consents, approvals, authorizations and exemptions, the absence of which would not prohibit consummation of such transactions or render such consummation illegal), and, as of the Closing Date, the transactions contemplated hereby shall not violate any applicable law or governmental regulation.

7.3 No Governmental or Other Proceeding. No order of any court or governmental or regulatory authority or body which restrains or prohibits the transactions contemplated hereby shall be in effect on the Closing Date and no suit or investigation by any government agency to enjoin the transactions contemplated hereby or seek damages or other relief as a result thereof shall be pending or threatened in writing as of the Closing Date.

7.4 Opinion of Buyer's Counsel. Sellers shall have received the opinions of counsel to Buyer, dated the Closing Date, substantially in the forms of Exhibits III-a and III-b. In expressing such opinions, such counsel may rely (i) as to factual matters upon the representations and warranties of Buyer contained in this Agreement and upon certificates or other documents furnished by Buyer, by the officers and directors of Buyer or by governmental officials and (ii) upon such other documents and information as such counsel deem appropriate and reasonable as a basis for such opinions.

7.5 Delivery of Purchase Price. Seller and the Escrow Agent shall have received delivery of the Purchase Price.

7.6 Resignations. Buyer shall have received the resignations of Mitchell G. Blumberg and Douglas F. Loblaw as Directors and officers of Buyer, and Buyer shall have accepted those resignations, and their release of the Buyer from all claims and liabilities.

7.7 Certificates.  Seller shall have received:
         (a) Copies of the Buyer's Certificate of Incorporation and all amendments thereto as certified by the office of the Secretary of State of the State of Delaware,

         (b) A certificate from the Secretary of State of the State of Delaware as to the good standing of the Buyer in the State of Delaware, the state of its incorporation, and

         (c) Certificates of the President and the Secretary of the Buyer dated the date of the Closing, in form and substance satisfactory to Seller, certifying as to the fulfillment of the matters mentioned in Articles 7.1, 7.2 and 7.3 hereof, the adoption of Directors' resolutions relating to this Agreement and the related transactions and attesting to true and correct copies of the By-laws of the Buyer, a copy of which shall be attached.

7.8 Escrow Agreement. Buyer, Seller and the Escrow Agent shall have executed and delivered the Escrow Agreement and completed the deliveries called for by the Escrow Agreement.

7.9  Sale of i5ive Capital Stock; Transfer of Cash.
              (a) The outstanding capital stock of i5ive shall have been sold by
                  Buyer to Marketeam.

              (b) The Cash shall have been deposited in a bank account at
                  Canadian Western Bank, Calgary, Alberta, Canada, in accordance with the Memorandum of Flow of Funds attached hereto as
                  Exhibit V-2.

7.10 Exercise and Cancellation of Outstanding Stock Options. The outstanding options granted under the Buyer's 1998 Stock Incentive Plan shall have been exercised and cancelled as provided in the Omnibus Agreement and Release between the Buyer and each of Mitchell G. Blumberg, Cara Williams, Douglas F. Loblaw, John K. Campbell and Brent J. Peters attached hereto as Exhibits VI-1 through 5.

                ARTICLE VIII. ADDITIONAL COVENANTS OF THE PARTIES

         8.1 Seller's Covenants.  Seller covenants and agrees as follows:

         (a) Each certificate representing the Buyer's Shares shall be stamped or otherwise imprinted on its face with a legend in the following form:

                 "The Shares represented by this certificate have not been registered under the US Securities Act of 1933. The Shares have been acquired for investment and may not be sold, transferred or otherwise disposed of except in compliance with such Act. In addition, the shares represented by this certificate are subject to a Stock Purchase Agreement dated as of April 3, 2003, a copy of which is on file at the office of the Secretary of the Company, the provisions of which the holder hereof, by acceptance hereof, agrees to be bound."

         (b) After the Closing and during the term of the PSC-KG, Seller and the Company, and each of them, agree to use their best efforts to negotiate the acquisition by the Company or Buyer of an additional interest in the PSC-KG from both Gujarat State Petroleum Corporation Limited and Jubilant Enpro Limited.

         8.2 Seller's and Company's Covenants. Seller and the Company, as well as the Buyer, agree that during the period commencing on the Closing Date until the earlier of (i) the date Commercial Production occurs under the PSC-KG, or
(ii) the termination of the PSC-KG as provided in Article 3.9 thereof, none of them shall take any actions (the "Prohibited Actions") that will have the effect of in any way amending, altering, accelerating or delaying the provisions relating to the release and delivery to Seller or return to Buyer of Buyer's Shares from the escrow provided for in Articles 1.3 (b), (c) or (d) of this Agreement or as provided in Article II of the Escrow Agreement which actions are materially adverse to the interests of those shares of stock of the Buyer that are outstanding immediately prior to the Closing Date, including such shares as may be held by transferees of such shares who acquire their shares on or after the Closing Date. The Prohibited Actions shall include, without limitation, the following:

         (a) as to the Company, by entering into any written or oral amendment of, or giving, seeking or agreeing to any waiver, consent or other accommodation, formally or informally, written or oral, including by any failure to take any action, under this Agreement, the Escrow Agreement or the PSC-KG, provided, however, the PSC-KG shall not be subject to this Article 8.2 and Prohibited Actions shall not relate to the PSC-KG at any time after one year after the Closing Date, and

         (b) as to the Seller, in his capacity as a stockholder, of the Buyer, by proposing, seeking approval for, voting in favor of, consenting with respect to or failing to take action to enforce the terms of this Agreement, the Escrow Agreement or the PSC-KG, provided, however the PSC-KG shall not be subject to this Article 8.2 and Prohibited Actions shall not relate to the PSC-KG at any time after one year after the Closing Date.

         (i) Notwithstanding any provision of this Article 8.2 of this Agreement, a Prohibited Action may be taken by the Buyer, the Seller or the Company upon receiving the favorable vote of the holders of a majority of the shares of Common Stock of the Buyer outstanding prior to the Closing Date at a meeting of stockholders of the Buyer called for the purpose (herein referred to as the "Disinterested Stockholders"). At such meeting, the Seller agrees, for himself and any transferee of those shares, that he will cause the Buyer's Shares to be present for purposes of enabling Buyer to obtain a quorum for conducting the meeting. Subject to the exceptions of Article 8.2(ii), none of such Buyer's Shares issued to Seller on the Closing Date (inclusive of Buyer's shares held in escrow) and no shares of Buyer otherwise acquired, directly or indirectly, by Seller or his Affiliates or associates subsequent to the Closing Date outside of this Agreement shall be entitled to vote on the subject matter of the proposal at such meeting of stockholders. The proposal to take such Prohibited Action shall be deemed approved if it receives the favorable vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter of the proposal presented to the meeting.

         (ii) With respect to the 14.5 million shares issued to Seller in accordance with Article 1.3(a) hereof, any such shares as are transferred by Seller after the Closing pursuant to the provisions of Rule 144 adopted under the '33 Act may be transferred free of any restrictions imposed by the provisions of this Article 8.2. As to any other transfers of any shares issued to Seller under Article 1.3(a), (b) or (c), such transfer shall be conditioned upon the transferee's agreeing to be bound by the provisions of this Agreement, and in particular, this Article.

         (d) Buyer, Seller, and the Company agree that none of them shall take any actions, directly or indirectly, including the amendment of Buyer's or the Company's Certificate of Incorporation or By-Laws, transfers of Buyer Shares, or entering into any agreement or amendment, written or oral, that will or is likely to adversely affect or prevent the enforcement thereafter of the provisions of this Article 8.2. Subject to Article 8.2(b)(ii), Seller agrees to take such steps as are necessary to cause any transferee of his shares to agree to the provisions of this Article 8.2.

         (e) The By-Laws of the Buyer shall be amended at or before the Closing Date to contain the foregoing provisions to be in effect for the period of time the provisions of this Article 8.2 remain in effect, and which By-Law provisions shall only be amended after their adoption by a favorable vote of the Disinterested Stockholders of the Buyer.

         8.3 Buyer's Covenants.  The Buyer covenants and agrees as follows:

         (a) Buyer will submit to its stockholders a proposal, to be voted upon at its next annual meeting of stockholders following the Closing or at such other meeting as its Directors may determine, to Amend its Certificate of Incorporation to change its corporate name to GeoGlobal Resources Inc. or such other name as the Board may select.

         (b) Subject to the approval in each instance of the Board of Directors of Buyer, at or following the Closing, Buyer will seek to raise additional capital in accordance with the following:

                           (x) with the intention to issue no more than 4.0
                  million shares in a private placement, seek to raise not less than (U.S.) $4.0 million at a price per share of not less than (U.S.) $1.00 per share, and

                           (y) with the intention to issue no more than 10.0
                  million shares in a brokered private placement, seek to raise not less than (U.S.) $25.0 million (intending to coincide with the completion of seismic acquisition and interpretation under Sections 5.2 (a) and (b) of the PSC-KG and prior to commencement of exploratory drilling).

                    ARTICLE IX. TERMINATION PRIOR TO CLOSING

         9.1 Termination of Agreement. This Agreement may be terminated at any time prior to the Closing:
                  (a) By the mutual written consent of Buyer and the Seller; or
                  (b) By the Buyer or Seller in writing addressed to the non-terminating party if the Closing shall not have occurred on or before 120 days from the date of submission of the application for consent under Article 28 of the PSC-KG or such other date to which the Agreement has been extended pursuant to Section 1.2;

                  (c) By either party, against the other, if one or the other, as the case may be, shall (x) fail to perform in any material respect its agreements contained herein required to be performed prior to the Closing Date, or (y) is in material breach of any of its representations, warranties, covenants or agreements contained herein, which failure or breach is not cured within (five) days after the party seeking to terminate has notified the other party of its intent to terminate this Agreement pursuant to this clause.

         9.2 Termination of Obligations. Termination of this Agreement pursuant to this Article IX shall terminate all obligations of the parties hereunder, except for the obligations under Section 5.8; provided, however, that termination pursuant to clause (b) or (c) of Section 9.1 shall not relieve the defaulting or breaching party from any liability to the other party hereto resulting from its willful breach of this Agreement.

                            ARTICLE X. MISCELLANEOUS

         10.1 Entire Agreement. This Agreement (including the Disclosure Schedule) constitutes the sole understanding of the parties with respect to the subject matter hereof. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto.

         10.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors of the parties hereto; provided, however, that this Agreement may not be assigned by any party without the prior written consent of the other party hereto. If this Agreement is assigned with such consent, the terms and conditions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective assigns; provided, however, that no assignment of this Agreement or any of the rights or obligations hereof shall relieve any party of its obligations under this Agreement. With the exception of the parties to this Agreement, (except as set forth in Section 8.2) there shall exist no right of any person to claim a beneficial interest in this Agreement or any rights occurring by virtue of this Agreement.

         10.3 Survival of Representations and Warranties. All representations, warranties, covenants and agreements of the parties hereto made in this Agreement, the Disclosure Schedule or in any certificate or document delivered by it or him pursuant hereto, shall survive the execution and delivery hereof and Closing hereunder.

         10.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

         10.5 Headings. The headings of the Sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

         10.6 No Waiver. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party hereto, will be deemed to constitute a waiver by the party taking any action of compliance with any representation, warranty or agreement contained herein. The waiver by any party hereto of any condition or of a breach of any other provision of this Agreement will not operate or be construed as a waiver of any other condition or subsequent breach. The waiver by any party of any of the conditions precedent to its obligations under the Agreement will not preclude it from seeking redress for breech of this Agreement other than with respect to the condition so waived. No waiver of any provision of this Agreement shall be given in violation of
Section 8.2 hereof.

         10.7 Expenses. Seller and Buyer shall each pay all costs and expenses incurred by it or on its behalf in connection with this Agreement and the transactions contemplated hereby, including, without limiting the generality of the foregoing, fees and expenses of its own financial consultants, accountants and counsel.

         10.8 Notices. Any notice, request, instruction or other document (each, a "notice") to be given hereunder by any party hereto to any other party hereto shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid,
                  if to Buyer to:         Suite101.com, Inc.
                                          347 Bay Street - Suite 301
                                          Toronto, Ontario M5H 2R7
                                          Attn:  Brent Peters

                  with a copy to:         William S. Clarke, P.A.
                                          457 N. Harrison Street - Suite 103
                                          Princeton, NJ 08540

                  if to Seller to:        Jean Paul Roy
                                          6A Calle 6-19 Zone 7 Col Landivar
                                          Guatemala City, Guatemala

                  with a copy to:         Gregory R. Harris, Lawyer
                                          200, 630 4th Avenue, SW
                                          Calgary, Alberta T2P OJ9

                  if to Company to:       GeoGlobal Resources (India), Inc.
                                          200, 630 4th Avenue, SW
                                          Calgary, Alberta T2P OJ9

                  with a copy to:         Gregory R. Harris, Lawyer
                                          200, 630 4th Avenue, SW
                                          Calgary, Alberta T2P OJ9

         10.9 Further Assurances. From and after the Closing Date, each party, at the request of the other party and at the requesting party's expense, will each take all such action and deliver all such documents as shall be reasonably necessary or appropriate to confirm and vest title to the Shares in Buyer and otherwise enable Buyer and Seller to enjoy the respective benefits contemplated by this Agreement, provided, however, in no event shall such action or document amend any of the material terms of this Agreement.

         10.10 Governing Law. The validity, performance and enforcement of this Agreement and any agreement entered into pursuant hereto, unless expressly provided to the contrary, will be governed by the Laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

         10.11 Public Announcements. Seller and Buyer shall consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement and the transactions contemplated hereby and shall not issue any such press release or make any public statement prior to such consultation, provided, however, (a) approval of any such press release or other public disclosure shall not be unreasonably withheld, and (b) if any party is advised by legal counsel that disclosure is required by law, such party may make such disclosure without approval of the other party provided the disclosing party has first provided such other party with prior written notice of such disclosure and a copy of the material to be disclosed..

         10.12 Specific Performance. Buyer on the one hand, and Seller, on the other hand, each acknowledges that the other will be irreparably harmed and that there will be no adequate remedy at law in the event of a violation by it of any of its covenants or agreements which are contained in this Agreement. It is accordingly agreed that, in addition to any other remedies which may be available upon the breach of such covenants and agreements, Seller or Buyer, as the case may be, shall have the right to obtain injunctive relief to restrain any breach or threatened breach of, or otherwise to obtain specific performance of, the other's covenants or agreements contained in this Agreement.

         10.13 Additional Definitions. Terms used in this Agreement that are not otherwise defined herein shall have the following definitions:

                  "Affiliate" means with respect to any person, any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person.
                  "Disclosure Schedule" means the Disclosure Schedule attached to this Agreement.
                  "1933 Act" means the U.S. Securities Act of 1933, as amended. "1934 Act" means the U.S. Securities Exchange Act of 1934, as amended.


         Terms used in this Agreement as defined terms that are not otherwise defined herein and are defined in the PSC-KG shall be defined as used in the PSC-KG.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.

                                        SUITE 101.COM, INC.,  BUYER

                                        By: /s/Brent J. Peters
                                            ------------------
                                        Brent J. Peters, Chief Financial Officer


                                        /s/Jean Paul Roy
                                        ------------------
                                        Jean Paul Roy,
                                        Seller

                                        GEOGLOBAL RESOURCES (INDIA) INC.

                                        By: /s/Allan J. Kent
                                           ------------------
                                           Allan J. Kent, Vice President

                                                                       Exhibit I

                               SUITE101.COM, INC.
                           $2,000,000 PROMISSORY NOTE

$2,000,000                                                        ________, 2003


         Suite101.com, Inc., a Delaware corporation (the "Company") hereby promises to pay to Jean Paul Roy (the "Payee"), the principal amount of $2,000,000 in three installments of principal as herein provided. The sum of $1,000,000 shall be paid on the Closing under a Stock Purchase Agreement dated April [___], 2003 among the Company, the Payee and GeoGlobal Resources (India) Inc. (the "Stock Purchase Agreement") but not before March 31, 2003, the sum of $500,000 shall be paid on June 30, 2003 and the sum of $500,000 shall be paid on June 30, 2004. No interest shall accrue or be payable at any time on the outstanding principal of this Note. All dollar amounts referred to herein are denominated in United States dollars.

         The principal amount of this Note is pre-payable, without premium or penalty, at the option of the Company, at any time and from time to time, in whole or in part.

         All payments (including pre-payments) by the Company on account of principal on this Note shall be made in cash or by certified or official bank cashier's check at the following address:

                                  Jean Paul Roy
                          c/o Gregory R. Harris, Lawyer
                          ------------------------------
                           200, 630 Fourth Avenue, SW
                        Calgary, Alberta, Canada T2P OJ9

         This Note is issued pursuant to, and is subject to the provisions and is entitled to the benefits of, the Stock Purchase Agreement.

         If any of the following events ("Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary, come about, or be effected by operation of law or otherwise):

         (a) if the Company defaults in the payment of any installment of the principal on this Note when it becomes due and payable; or

         (b) if the Company makes an assignment for the benefit of creditors; or

         (c) if an order, judgment, or decree is entered adjudicating the Company bankrupt or insolvent; or

         (d) if the Company petitions or applies to any tribunal for the appointment of a trustee, receiver, or liquidator of the Company, or commences any proceedings relating to the Company under any bankruptcy, re-organization, insolvency, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect; or

         (e) if an order, judgment or decree is entered appointing any such trustee, receiver, or liquidator, or approving the petition in any such proceedings; or

         (f) if any order, judgment, or decree is entered in any proceedings against the Company decreeing the dissolution of the;

then all monies owing under this Note shall accelerate and this Note is due and payable in full.

             The Company waives presentment and notice of dishonor.

         This Note is payable only to the Payee, is not assignable or transferable (other than by the Payee's last will or, in default thereof, by operation of law), is non-negotiable and may not be pledged as collateral for any debts.

            This Note is secured by the shares of GeoGlobal owned by the Company which were acquired under the Stock Purchase Agreement and in the event of default under this Note the Company will forthwith deliver to the payee at the aforesaid address duly endorsed certificates representing all the shares of GeoGlobal.

         IN WITNESS WHEREOF, this Note has been duly executed and delivered by officers of the Company, duly authorized by a resolution of the Company's directors.

                                              SUITE101.COM, INC.

                                              By___________________________
                                                Mitchell G. Blumberg, President

ATTEST:_____________________________
Brent Peters, Secretary

                                                                      EXHIBIT II

                              DRAFT April___, 2003

Suite101.com, Inc.
347 Bay Street - Suite 301
Toronto, Ontario, M5H 2R7
Canada

Attn:  Mr. Brent Peters

RE:      STOCK PURCHASE AGREEMENT (THE "AGREEMENT") BY AND
             AMONG SUITE101.COM, INC., A DELAWARE CORPORATION
                 ("BUYER"),  JEAN  PAUL ROY, AN INDIVIDUAL ("SELLER") AND
                     GEOGLOBAL  RESOURCES  (INDIA) INC., INCORPORATED UNDER
                         THE LAWS OF THE  PROVINCE  OF  ALBERTA  (THE
"COMPANY") DATED APRIL __, 2003

Dear Mr. Peters:

         I have acted as counsel on behalf of Seller and the Company in connection with the preparation, execution and delivery of the Agreement. This opinion is being furnished pursuant to Section 6.4 of the Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

         In connection herewith, I have examined the following documents:

         (i) A counterpart of the Agreement, executed by the parties thereto;

         (ii) A counterpart of the Escrow Agreement (herein collectively referred to with the Agreement, as the "Transaction Documents");

         (iii) The documents furnished by the Seller pursuant to Sections 6.1 and 6.7 of the Agreement;

         (iv) The Certificate of Incorporation and By-Laws of the Company as amended through the date hereof;

         (v) A Certificate of Status issued by the Registrar of Corporations for the Province of Alberta, dated ____________, 2003, attesting to the continued corporate existence and good standing of the Company in that Province;

         (vi) Copies of the PSC-KG, the CIA and the Participating Interest Agreement;

         (vii)  Opinion of Hermant Sahai, Solicitor in India, attached hereto;

         (viii) Consent of the Government of India;

         (ix)   Representations from Jean Paul Roy and Allan J. Kent, attached;
                and

         (x)    The Minute Book of the Company

         I have also examined the originals, or copies certified to my satisfaction, of such other corporate records or documents, as I have deemed necessary as a basis for the opinions expressed below. In my examination of the documents referred to above, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity to the original of documents submitted to me as certified or photostatic copies. I have assumed the due execution and delivery, pursuant to due authorization, of the Transaction Documents by the Buyer.

         Based upon the foregoing, and upon such investigation as I have deemed necessary, I am of the following opinion:

         1. Organization, Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the province of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. The Company carries on business in Canada and India and I am advised by the officers of the Company that it carries on business in no others jurisdictions. Based on the above-noted opinion of Mr. Sahai, the Company is licensed and qualified to do business as a foreign corporation in India in which the character of the Company's properties, owned or leased, or the nature of its activities makes such qualification or license necessary. The Company has taken steps to continue to Barbados but, as at this date, it is still incorporated in Alberta.

         2. Authority; No Defaults. The Company has all requisite corporate power and authority to enter into the Transaction Documents and to consummate the transactions contemplated thereby. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. The Transaction

Documents have been executed and delivered by the Seller and the Company and constitute the valid and binding obligation of the Seller and the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution and delivery of the Transaction Documents do not, and the consummation of the transactions contemplated thereby will not, conflict with or result in a breach of or the acceleration of any obligation under, or constitute a default or event of default (or event which, with notice or lapse of time or both, would constitute a default or event of default) under, any provision of any charter or bylaws of the Company. To the best of the knowledge of the undersigned, the Company is not in material violation or default of any applicable law, statute, order, rule or regulation promulgated or judgment entered by any court, administrative agency or commission or other governmental agency or instrumentality, domestic or foreign (a "Governmental Entity"), relating to or affecting the operation, conduct or ownership of the property or business of the Company.

         3 Approvals. There is no legal impediment to the execution and delivery of the Transaction Documents by the Seller or the Company or to the consummation of the transactions contemplated thereby, and no filing or registration with, or authorization, consent or approval of, a Governmental Entity, shareholders or any other third party is necessary for the consummation by the Seller or the Company of the transactions contemplated thereby; however, I express no opinion as to the sufficiency in Indian law of the Consents obtained from the Government of India.

         4. Capitalization. The Company's authorized capital stock consists of an unlimited number of common shares, of which, as of the date hereof, there are 1,000 shares issued and outstanding and an unlimited number of preferred shares of which none are issued. All of the issued and outstanding common shares were duly and validly issued and are fully paid and non-assessable. None of the outstanding common shares has been issued in violation of any preemptive rights of the current or past stockholders of the Company.

         5. Certain Agreements. The execution and delivery of each of the PSC-KG, the CIA and the Participating Interest Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company.

         The opinions set forth are qualified as follows:

         (i) The enforceability of the rights and remedies provided in any of the Transaction Documents against any particular party or parties is subject to applicable federal and provincial bankruptcy, reorganization, insolvency, moratorium and other similar laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect;

         (ii) The availability of the remedy of specific performance, injunctive relief, other equitable relief and "self help" lender's remedies, as contemplated by or provided for in the Transaction Documents, is subject to the discretion of the court (whether sitting in law or in equity) before which any proceedings therefor may be brought; and

         (iii) Applicable provincial and federal laws, court decisions and constitutional requirements may limit or render unenforceable certain of the remedies purportedly available to the Buyer under the Transaction Documents.

         I am authorized to practise law in the Province of Alberta and express no opinion other than relating to the laws of the jurisdiction of Alberta and the laws of Canada applicable thereto.

         This opinion is rendered solely for your benefit and no other person or entity shall be entitled to rely on any matters set forth herein, nor shall any portion or all of this opinion be quoted or in any way published, without the express prior written consent of the undersigned. This opinion is limited to the matters set forth herein, and no opinion is intended to be implied or may be inferred beyond those expressly stated herein.

                                                     Very truly yours,

                                                     ___________________________

<
                                                                   EXHIBIT III-A

                                                     April [___], 2003

Mr. Jean Paul Roy
200, 630 Fourth Avenue, SW
Calgary, Alberta T2P OJ9

RE: STOCK PURCHASE AGREEMENT (THE "AGREEMENT") BY AND AMONG SUITE101.COM, INC., A DELAWARE CORPORATION ("BUYER"), JEAN PAUL ROY, AN INDIVIDUAL ("SELLER") AND GEOGLOBAL RESOURCES (INDIA) INC., INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ALBERTA (THE "COMPANY")

Dear Mr. Roy:

         I have acted as counsel on behalf of Buyer in connection with the preparation, execution and delivery of the Agreement. This opinion is being furnished pursuant to Section 7.4 of the Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

         In connection herewith, I have examined the following documents:

         (i)    A counterpart of the Agreement, executed by the parties thereto;

         (ii) A counterpart of the Note and the Escrow Agreement (herein collectively referred to with the Agreement, as the "Transaction Documents");

         (iii) The documents furnished by the Buyer pursuant to Sections 7.1 and 7.7 of the Agreement;

         (iv) The Certificate of Incorporation and By-Laws of Buyer as amended through the date hereof; and

         (v) A Certificate of the Secretary of State of Delaware, dated March 31, 2003, attesting to the continued corporate existence and good standing of the Buyer in that State.

         I have also examined the originals, or copies certified to my satisfaction, of such other corporate records or documents, as I have deemed necessary as a basis for the opinions expressed below. In my examination of the documents referred to above, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity to the original of documents submitted to me as certified or photostatic copies. I have assumed the due execution and delivery, pursuant to due authorization, of the Transaction Documents by the Seller and the Company.

         Based upon the foregoing, and upon such investigation as I have deemed necessary, I am of the following opinion:

         1. Organization, Standing and Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Buyer is licensed and qualified to do business as a foreign corporation in each jurisdiction in which the character of Buyer's properties, owned or leased, or the nature of its activities makes such qualification or license necessary.

         2. Authority; No Defaults. Seller has all requisite corporate power and authority to enter into the Transaction Documents and to consummate the transactions contemplated thereby. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of Buyer. The Transaction Documents have been executed and delivered by Buyer and constitute the valid and binding obligation of Buyer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution and delivery of the Transaction Documents do not, and the consummation of the transactions contemplated thereby will not, conflict with or result in a breach of or the acceleration of any obligation under, or constitute a default or event of default (or event which, with notice or lapse of time or both, would constitute a default or event of default) under, any provision of any charter or bylaws of the Buyer. To the best of the knowledge of the undersigned, Buyer is not in material violation or default of any applicable law, statute, order, rule or regulation promulgated or judgment entered by any court, administrative agency or commission or other governmental agency or instrumentality, domestic or foreign (a "Governmental Entity"), relating to or affecting the operation, conduct or ownership of the property or business of Buyer.

         3 Approvals. There is no legal impediment to the execution and delivery of the Transaction Documents by Buyer or to the consummation of the transactions contemplated thereby, and no filing or registration with, or authorization, consent or approval of, a Governmental Entity, shareholders or any other third party is necessary for the consummation by Buyer of the transactions contemplated thereby.

         4. Capitalization. Buyer has authorized capital stock of 100,000,000 shares of Common Stock, par value $0.001 per share, of which, as of the date hereof and prior to reflecting the events occurring at the Closing under the Agreement, there are 14,086,687 shares issued and outstanding, and 1,000,000 shares of Preferred Stock, par value $0.01 per share, of which, as of the date hereof, none are outstanding. All of the issued and outstanding shares of Common Stock were duly and validly issued and are fully paid and non-assessable. None of the outstanding shares of Common Stock has been issued in violation of any preemptive rights of the current or past stockholders of Buyer.

         5. SEC Periodic Reports and OTC Bulletin Board. Buyer's shares of Common Stock are registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "'34 Act"), and as of March 31, 2003 it has filed all Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB that it is required to file pursuant to Section 13 of the '34 Act. No consent, authorization or other approval is required from the National Association of Securities Dealers, Inc. with respect to the Closing under the Agreement by reason of quotations for the Buyer's Common Stock appearing on the OTC Bulletin Board and following the Closing its shares will remain eligible for quotation on the OTC Bulletin Board.

         The opinions set forth are qualified as follows:

         (i) The enforceability of the rights and remedies provided in any of the Transaction Documents against any particular party or parties is subject to applicable federal and state bankruptcy, reorganization, insolvency, moratorium and other similar laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect;

         (ii) The availability of the remedy of specific performance, injunctive relief, other equitable relief and "self help" lender's remedies, as contemplated by or provided for in the Transaction Documents, is subject to the discretion of the court (whether sitting in law or in equity) before which any proceedings therefor may be brought; and

         (iii) Applicable state and federal laws, court decisions and constitutional requirements may limit or render unenforceable certain of the remedies purportedly available to the Seller under the Transaction Documents.

         This opinion is rendered solely for your benefit and no other person or entity shall be entitled to rely on any matters set forth herein, nor shall any portion or all of this opinion be quoted or in any way published, without the express prior written consent of the undersigned. This opinion is limited to the matters set forth herein, and no opinion is intended to be implied or may be inferred beyond those expressly stated herein.

                                                     Very truly yours,

                                                     William S. Clarke, P.A.



                                            By:      ___________________________
                                                     William S. Clarke, Esquire

                                                                   EXHIBIT III-B

Via Fax and Courier

Gregory R. Harris
Barrister & Solicitor
200, 630 4th Avenue S.W.
Calgary, Alberta  T2P 0J9

AND

Jean Paul Roy
200 - 630 Fourth Avenue, SW
Calgary, Alberta T2P 0J9

Dear Sirs:

Re:    Suite101.com,Inc. - Reporting Issuer Status
       -------------------------------------------

We act as local counsel in the Province of British Columbia to Suite101.com, Inc. (the "Company").

We have been asked to provide this opinion, relating to the reporting issuer status of the Company in the provinces of British Columbia, Alberta, Ontario and Quebec (collectively, the Provinces") in connection with the proposed acquisition (the "Acquisition") by the Company of all of the issued and outstanding shares of Geoglobal Resources (India) Inc. in exchange of, inter alia, 34,000,000 common shares of the Company.

We have not assisted in the preparation of the Share Purchase Agreement (the "Agreement") by and among the Company, Jean Paul Roy and Geoglobal Resources (India) Inc. and no opinion is expressed as to the accuracy or completeness of the Agreement or any documentation related to the Acquisition, and nothing therein shall be considered to be a statement by us or deemed to imply that we are generally familiar with the affairs of the Company.

In addition, our opinion expressed below is subject to the following qualifications, assumptions and reservations:

1. we have assumed the genuineness of all signature and the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies of originals and legal capacity of all natural persons;

2. we have assumed the accuracy and completeness of all information and certificates provided to us by public officials or officers of public records, that the public officials delivering the certificates have been duly appointed to the positions indicated and have the power, capacity and authority to certify the information contained therein and that the certificates, if dated earlier that the date hereof, continue to be accurate as of the date hereof;

3. in expressing the opinion set forth below, we have relied exclusively on the following, copies of which are attached to this opinion;

          (a) a certificate of no default, dated ____, 2003, issued by the British Columbia Securities Commission;

          (b) a certificate of no default, dated ______, 2003, issued by the Ontario Securities Commission;

          (c) a section 141 certificate, dated _______, 2003, issued by Alberta Securities Commission;

          (d) a certificate, dated ________, issued by the Quebec Securities Commission.

Based on and subject to the foregoing, we are of the opinion that at the date hereof, the Company is a "reporting issuer" under the securities legislation of the Provinces and is not on the list of defaulting issuers maintained under such legislation of the Provinces.

Yours truly,

CAMPNEY & MURPHY

Encl.

                                                                     EXHIBIT V-2

To:    Mitchell Blumberg
       Brent Peters
       Doug Loblaw
       John Campbell
       (the Directors of Suite 101.com Inc.)

From William S. Clarke, PA

Memo of flow of funds

In regard to the closing (the "Closing") of the acquisition by Suite 101.com, Inc. of all the shares of GeoGlobal Resources (India) Inc. from Jean Paul Roy, and specifically in relation to the approx. $3,000,000 funds (the "Funds") (Cara will provide a detail of the current account numbers with account balances) which the majority are in a HSBC brokerage account in the name of i5ive Communications Inc., it is proposed that the following steps be taken:

1) The present directors of Suite101 open two bank accounts (one US Dollars and one Canadian Dollars) in the name of Suite101 with the Canadian Western Bank ("CWB") in Calgary. (This is the bank that Suite101 will be using post closing.) The signing authorities will be two of the present Suite101 board members. It is recommended that the signing officers remain as the current signing officers; Campbell and Loblaw.

2) The Funds will be transferred from the Suite101 and i5ive bank accounts to the CWB accounts before Closing. This will be mostly a transfer from the subsidiary to the parent company. This transaction will be effected partially as a repayment by i5ive of intercorporate advances from Suite 101.

3)   The current accounts will be closed at closing.

4) At the Closing the new directors of Suite101 will table the necessary resolutions and signature cards and on closing to become the new signing authorities at the CWB accounts, and such documents will be delivered to the CWB.

This avoids any potential delays in transferring the Funds around the Closing date and at all times the Funds remain the property of Suite101. The requisite documents will be forthcoming from Brent Peters for your signature. Please return them directly to Brent, as he will be coordinating this procedure.

Bill Clarke
cc Gregory R. Harris, Lawyer

                                                                    EXHIBIT VI-1
                                                                    (BLUMBERG)

                          OMNIBUS AGREEMENT AND RELEASE

         This Omnibus Agreement and Release is being executed and delivered in accordance with Sections 6.10 and 7.10 of the Stock Purchase Agreement dated March 31, 2003 (the "Agreement"), among Suite101.com, Inc., a Delaware corporation ("Buyer"), Jean Paul Roy, an individual, and GeoGlobal Resources (India) Inc., a corporation organized under the laws of the Province of Alberta, Canada. Capitalized terms used in this Omnibus Agreement and Release without definition have the respective meaning given to them in the Agreement.

         The undersigned acknowledges that execution and delivery of this Omnibus Agreement and Release is a condition to the obligations of the parties to effect the closing of the transaction contemplated by the Agreement and that each party is relying on this Omnibus Agreement and Release in consummating such closing.

         1. AGREEMENTS WITH RESPECT TO OPTIONS GRANTED TO AND HELD BY THE UNDERSIGNED UNDER THE BUYER'S 1998 STOCK INCENTIVE PLAN AND CANCELLATION OF CERTAIN OPTIONS.

                  (a) The undersigned represents, covenants and agrees that the following is a true, complete, and accurate list of all options held by the undersigned granted by the Buyer and accurately sets forth the material terms of such options granted under the Buyer's 1998 Stock Incentive Plan (the "Plan") and the undersigned holds no other options or other rights to acquire securities of the Buyer granted under the Plan or any other benefit or compensation plan or arrangement of the Buyer:

                                             NUMBER OF          EXPIRATION          VESTING OR EXERCISE
   DATE OF GRANT       EXERCISE PRICE          SHARES               DATE                  SCHEDULE
   -------------       --------------     ----------------     ---------------      -------------------

     25 Feb. 99             $1.50              50,000           31 Mar. 04(1)           Fully vested
     11 June 99             $1.50              5,000            31 Mar. 04(1)           Fully vested
     13 Nov. 99             $1.50              20,000           30 June 03              Fully vested
     12 June 00             $1.50              5,000            31 Mar. 04(1)           Fully vested
     4 Jan. 01              $0.25              20,000           30 June 03              Fully vested
     4 June 01              $0.17              5,000            31 Mar. 04(1)           Fully vested
     27 Feb. 02             $0.27              50,000           30 June 03        16,667 vested as of 27
                                                                                           Feb. 03
     11 June 02             $0.50              5,000             31 Mar. 03            -0- exercisable
     27 Nov. 02             $0.25             75,000             31 Mar. 04              Fully vested

------------------
(1) Assumes the undersigned ceases to be in Service to the Buyer as of March 31, 2003, the assumed Closing Date. In any event, the option will expire one (1) year from cessation of Service, or on whatever date that event may occur.

                  (b) At or before the Closing under the Agreement, the undersigned agrees to (i) exercise the following options for the number of shares stated, and (ii) cancel the following options for the number of shares stated:

 DATE OF GRANT     AGGREGATE    EXERCISE PRICE     NUMBER OF         NUMBER OF
 -------------     ---------    --------------     ---------         ---------
                   NUMBER OF                         SHARES         SHARES AS TO
                   ---------                         ------         ------------
                 SHARES UNDER                      PURCHASED ON      WHICH THE
                 ------------                      ------------      ---------
                    OPTION                                           OPTION IS
                    ------                                           ---------
                                                                     CANCELLED
                                                                     ---------

   4 Jan. 01        20,000          $0.25            20,000           - 0 -
   4 June 01        5,000           $0.17             5,000           - 0 -
  27 Feb. 02        50,000          $0.27            16,667           33,333
  11 June 02        5,000           $0.50             - 0 -           5,000
  27 Nov. 02        75,000          $0.25            75,000           - 0 -


                  (c) The undersigned will be given by the Buyer not less than five (5) days' notice of the Closing Date under the Agreement. Not later than the close of business (local time in Calgary, Alberta, Canada) on the day before the Closing Date, the undersigned will cause Gregory Harris, Esq., as closing agent, at 200, 630 Fourth Avenue, SW, Calgary, Alberta T2P OJ9 to receive (with the undersigned utilizing a reputable overnight delivery service) this fully executed Omnibus Agreement and Release and a bank check payable in U.S. funds PAYABLE TO SUITE101.COM, INC. in the amount of

                                (U.S.) $29,100.09
                                       ----------

in full payment of the exercise price of all 116,667 shares of Common Stock of Buyer purchased by the undersigned on exercise of the options held by the undersigned, as set forth above. Options set forth in the table above not exercised and which are agreed to be cancelled are and shall be deemed cancelled as of the Closing Date.

                  (d) On the Closing Date, Gregory Harris, Esq., as closing agent, will receive from Computershare Trust Company of Canada, transfer agent for the Buyer, a certificate issued in the name of the undersigned, free of any restrictive legends under the U.S. Securities Act of 1933, as amended, representing

                                 116,667 shares
                                 -------

of the Common Stock, $0.001 par value per share, of the Buyer, which shares shall be delivered by Mr. Harris, on the Closing Date or the first business day immediately following, to a reputable overnight delivery service for delivery to the undersigned at the following address:

                               1439 Claridge Drive
                             Beverly Hills, CA 90210

                  (e) It is understood by the undersigned and the Buyer that the following options shall remain outstanding held by the undersigned and fully exercisable through the expiration date of such options:

 DATE OF GRANT   EXERCISE PRICE   NUMBER OF     EXPIRATION DATE      VESTING OR
 -------------   --------------   ---------     ---------------      ----------
                                   SHARES                             EXERCISE
                                   ------                             --------
                                                                      SCHEDULE
                                                                      --------

   25 Feb. 99         $1.50         50,000      31 Mar. 04(1)      Fully vested
   11 June 99         $1.50         5,000       31 Mar. 04(1)      Fully vested
   13 Nov. 99         $1.50         20,000        30 June 03       Fully vested
   12 June 00         $1.50         5,000         31 Mar. 04       Fully vested

--------------------
(1) Assumes the undersigned ceases to be in Service to the Buyer as of March 31, 2003, the assumed Closing Date. In any event, the option will expire one(1) year from cessation of Service, or on whatever date that event may occur.

         2. RELEASE. The undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound, in order to induce the parties to effect the Closing pursuant to the Agreement, hereby agrees as follows:

         The undersigned, on behalf of himself and each of his representatives, agents and Affiliates, hereby releases and forever discharges the Buyer and i5ive Communications, Inc., a corporation organized under the laws of the Province of British Columbia, and each of them, and each of their respective individual, joint or mutual, past, present and future representatives, Affiliates, stockholders, Directors, officers, agents, controlling persons, subsidiaries, successors and assigns (individually, a "Releasee" and collectively, "Releasees") from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which the undersigned, or any of the undersigned's representatives, agents and Affiliates now has, have ever had or may hereafter have against the respective Releasees arising contemporaneously with or prior to the Closing or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing, including, but not limited to, any rights to payment, indemnification or reimbursement from the Buyer, whether pursuant to its Certificate of Incorporation, By-laws, contract or otherwise and whether or not relating to claims pending on, or asserted after, the Closing. Notwithstanding the foregoing, the following are expressly excluded from this
Release: (a) all rights of indemnification in favor of the undersigned pursuant to the Indemnification Agreement dated February 25, 2002 between the undersigned and the Buyer, any indemnification rights under the provisions of Section 145 Indemnification of Officers, directors, employees and agents; Insurance, of the Delaware General Corporation Law, and rights under any policy of insurance of Buyer for the benefit of the undersigned; (b) rights of the undersigned under this Omnibus Agreement and Release to receive delivery of shares of Common Stock of Buyer as and to the extent provided in Section 1(b) and 1(c) hereof; and (c) rights under those options to purchase Common Stock of the Buyer listed in
Section 1(e) hereof that will continue to be outstanding and held by the undersigned subsequent to the Closing Date.

         The undersigned hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Releasees, based upon any matter purported to be released hereby.

         3. MISCELLANEOUS. If any provision of this Omnibus Agreement and Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Omnibus Agreement and Release will remain in full force and effect. Any provision of this Omnibus Agreement and Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         This Omnibus Agreement and Release may not be changed except in a writing signed by the person(s) against whose interest such change shall operate. This Release shall be governed by and construed under the laws of the State of Delaware without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, each of the undersigned have executed and delivered this Omnibus Agreement and Release as of this _______ day of March, 2003.

                                             -----------------------------------
                                             Mitchell G. Blumberg

Accepted and Agreed:

Suite101.com, Inc.

By__________________
   Duly Authorized

                                                                  EXHIBIT VI - 2
                                                                   (C. WILLIAMS)

                          OMNIBUS AGREEMENT AND RELEASE

         This Omnibus Agreement and Release is being executed and delivered in accordance with Sections 6.10 and 7.10 of the Stock Purchase Agreement dated March 31, 2003 (the "Agreement"), among Suite101.com, Inc., a Delaware corporation ("Buyer"), Jean Paul Roy, an individual, and GeoGlobal Resources (India) Inc., a corporation organized under the laws of the Province of Alberta, Canada. Capitalized terms used in this Omnibus Agreement and Release without definition have the respective meaning given to them in the Agreement.

         The undersigned acknowledges that execution and delivery of this Omnibus Agreement and Release is a condition to the obligations of the parties to effect the closing of the transaction contemplated by the Agreement and that each party is relying on this Omnibus Agreement and Release in consummating such closing.

         1. AGREEMENTS WITH RESPECT TO OPTIONS GRANTED TO AND HELD BY THE UNDERSIGNED UNDER THE BUYER'S 1998 STOCK INCENTIVE PLAN AND CANCELLATION OF CERTAIN OPTIONS.

                  (a) The undersigned represents, covenants and agrees that the following is a true, complete, and accurate list of all options held by the undersigned granted by the Buyer and accurately sets forth the material terms of such options granted under the Buyer's 1998 Stock Incentive Plan (the "Plan") and the undersigned holds no other options or other rights to acquire securities of the Buyer granted under the Plan or any other benefit or compensation plan or arrangement of the Buyer:
                                                                  VESTING OR
                                    Number of     EXPIRATION       EXERCISE
 Date of Grant    Exercise Price      Shares         DATE          SCHEDULE
 -------------    --------------      ------         ----          --------
  31 Jan. 00          $1.50           30,000      30 June 03    Fully vested
  17 April 00         $1.50           40,067      30 June 03    Fully vested
  27 Nov. 02          $0.25           50,000     31 Mar. 04(1)  Fully vested


                  (b) At or before the Closing under the Agreement, the undersigned agrees to (i) exercise the following options for the number of shares stated, and (ii) cancel the following options for the number of shares stated:

----------------------

(1) Assumes the undersigned ceases to be in Service to the Buyer as of March 31, 2003, the assumed Closing Date. In any event, the option will expire one(1) year from cessation of Service, or on whatever date that event may occur.

                     AGGREGATE NUMBER                    NUMBER OF SHARES    NUMBER OF SHARES AS
                     OF SHARES UNDER                      PURCHASED ON       TO WHICH THE OPTION
    DATE OF GRANT         OPTION        EXERCISE PRICE       EXERCISE            IS CANCELLED
    -------------         ------        --------------       --------            ------------
     27 Nov. 02           50,000            $0.25             50,000                - 0 -

                  (c) The undersigned will be given by the Buyer not less than five (5) days' notice of the Closing Date under the Agreement. Not later than the close of business (local time in Calgary, Alberta, Canada) on the day before the Closing Date, the undersigned will cause Gregory Harris, Esq., as closing agent, at 200, 630 Fourth Avenue, SW, Calgary, Alberta T2P OJ9 to receive (with the undersigned utilizing a reputable overnight delivery service) this fully executed Omnibus Agreement and Release and a bank check payable in U.S. funds PAYABLE TO SUITE101.COM, INC. in the amount of

                                 (U.S.) $12,500
                                        -------

in full payment of the exercise price of all 50,000 shares of Common Stock of Buyer purchased by the undersigned on exercise of the options held by the undersigned, as set forth above. Options set forth in the table above not exercised and which are agreed to be cancelled are and shall be deemed cancelled as of the Closing Date.

                  (d) On the Closing Date, Gregory Harris, Esq., as closing agent, will receive from Computershare Trust Company of Canada, transfer agent for the Buyer, a certificate issued in the name of the undersigned, free of any restrictive legends under the U.S. Securities Act of 1933, as amended, representing

                                  50,000 shares
                                  ------

of the Common Stock, $0.001 par value per share, of the Buyer, which shares shall be delivered by Mr. Harris, on the Closing Date or the first business day immediately following, to a reputable overnight delivery service for delivery to the undersigned at the following address:

                  (e) It is understood by the undersigned and the Buyer that the following options shall remain outstanding held by the undersigned and fully exercisable through the expiration date of such options:

                                                                                  VESTING OR
    DATE OF GRANT     EXERCISE PRICE   NUMBER OF SHARES   EXPIRATION DATE      EXERCISE SCHEDULE
    -------------     --------------   ----------------   ---------------      -----------------
      31 Jan. 00           $1.50            30,000           30 June 03          Fully vested
     17 April 00           $1.50            40,067           30 June 03          Fully vested

         2. RELEASE. The undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound, in order to induce the parties to effect the Closing pursuant to the Agreement, hereby agrees as follows:

         The undersigned, on behalf of himself and each of his representatives, agents and Affiliates, hereby releases and forever discharges the Buyer and i5ive Communications, Inc., a corporation organized under the laws of the Province of British Columbia, and each of them, and each of their respective individual, joint or mutual, past, present and future representatives, Affiliates, stockholders, Directors, officers, agents, controlling persons, subsidiaries, successors and assigns (individually, a "Releasee" and collectively, "Releasees") from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which the undersigned, or any of the undersigned's representatives, agents and Affiliates now has, have ever had or may hereafter have against the respective Releasees arising contemporaneously with or prior to the Closing or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing, including, but not limited to, any rights to payment, indemnification or reimbursement from the Buyer, whether pursuant to its Certificate of Incorporation, By-laws, contract or otherwise and whether or not relating to claims pending on, or asserted after, the Closing. Notwithstanding the foregoing, the following are expressly excluded from this
Release: (a) all rights of indemnification in favor of the undersigned pursuant to the Indemnification Agreement dated February 25, 2002 between the undersigned and the Buyer, any indemnification rights under the provisions of Section 145 Indemnification of Officers, directors, employees and agents; Insurance, of the Delaware General Corporation Law, and rights under any policy of insurance of Buyer for the benefit of the undersigned; (b) rights of the undersigned under this Omnibus Agreement and Release to receive delivery of shares of Common Stock of Buyer as and to the extent provided in Section 1(b) and 1(c) hereof; and (c) rights under those options to purchase Common Stock of the Buyer listed in Section 1(e) hereof that will continue to be outstanding and held by the undersigned subsequent to the Closing Date.

         The undersigned hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Releasees, based upon any matter purported to be released hereby.

         3. MISCELLANEOUS. If any provision of this Omnibus Agreement and Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Omnibus Agreement and Release will remain in full force and effect. Any provision of this Omnibus Agreement and Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         This Omnibus Agreement and Release may not be changed except in a writing signed by the person(s) against whose interest such change shall operate. This Release shall be governed by and construed under the laws of the State of Delaware without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, each of the undersigned have executed and delivered this Omnibus Agreement and Release as of this _______ day of March, 2003.



                                           -------------------------------------
                                            Cara Williams

Accepted and Agreed:

Suite101.com, Inc.

By__________________
   Duly Authorized

                                                                  EXHIBIT VI - 3
                                                                        (LOBLAW)

                          OMNIBUS AGREEMENT AND RELEASE

         This Omnibus Agreement and Release is being executed and delivered in accordance with Sections 6.10 and 7.10 of the Stock Purchase Agreement dated March 31, 2003 (the "Agreement"), among Suite101.com, Inc., a Delaware corporation ("Buyer"), Jean Paul Roy, an individual, and GeoGlobal Resources(India) Inc., a corporation organized under the laws of the Province of Alberta, Canada. Capitalized terms used in this Omnibus Agreement and Release without definition have the respective meaning given to them in the Agreement.

         The undersigned acknowledges that execution and delivery of this Omnibus Agreement and Release is a condition to the obligations of the parties to effect the closing of the transaction contemplated by the Agreement and that each party is relying on this Omnibus Agreement and Release in consummating such closing.

         1. AGREEMENTS WITH RESPECT TO OPTIONS GRANTED TO AND HELD BY THE UNDERSIGNED UNDER THE BUYER'S 1998 STOCK INCENTIVE PLAN AND CANCELLATION OF CERTAIN OPTIONS.

                  (a) The undersigned represents, covenants and agrees that the following is a true, complete, and accurate list of all options held by the undersigned granted by the Buyer and accurately sets forth the material terms of such options granted under the Buyer's 1998 Stock Incentive Plan (the "Plan") and the undersigned holds no other options or other rights to acquire securities of the Buyer granted under the Plan or any other benefit or compensation plan or arrangement of the Buyer:

                                Number of    EXPIRATION   VESTING OR EXERCISE
  Date of Grant  Exercise Price   Shares         DATE           SCHEDULE
  -------------  --------------   ------         ----           --------
   4 Dec. 98         $1.50        10,000      30 June 03        Fully vested
   5 July 00         $1.50        46,443      30 June 03        Fully vested
  25 Feb. 02         $0.27        50,000    31 Mar. 04(1)   16,667 on 25 Feb. 03
                                                            16,667 on 25 Feb. 04
                                                            16,666 on 25 Feb. 05
  27 Nov. 02         $0.25        50,000    31 Mar. 04(1)       Fully vested

                  (b) At or before the Closing under the Agreement, the undersigned agrees to (i) exercise the following options for the number of shares stated, and (ii) cancel the following options for the number of shares stated:

------------------------

(1) Assumes the undersigned ceases to be in Service to the Buyer as of March 31, 2003, the assumed Closing Date. In any event, the option will expire one(1) year from cessation of Service, or on whatever date that event may occur.

                    AGGREGATE NUMBER                   NUMBER OF SHARES  NUMBER OF SHARES AS
                    OF SHARES UNDER                     PURCHASED ON     TO WHICH THE OPTION
    DATE OF GRANT        OPTION       EXERCISE PRICE       EXERCISE          IS CANCELLED
    -------------        ------       --------------       --------          ------------
     25 Feb. 02          50,000           $0.27             16,667              33,333
     27 Nov. 02          50,000           $0.25             50,000              - 0 -

                  (c) The undersigned will be given by the Buyer not less than five (5) days' notice of the Closing Date under the Agreement. Not later than the close of business (local time in Calgary, Alberta, Canada) on the day before the Closing Date, the undersigned will cause Gregory Harris, Esq., as closing agent, at 200, 630 Fourth Avenue, SW, Calgary, Alberta T2P OJ9 to receive (with the undersigned utilizing a reputable overnight delivery service) this fully executed Omnibus Agreement and Release and a bank check payable in U.S. funds PAYABLE TO SUITE101.COM, INC. in the amount of

                                (U.S.) $17,000.09
                                       ----------

in full payment of the exercise price of all 66,667 shares of Common Stock of Buyer purchased by the undersigned on exercise of the options held by the undersigned, as set forth above. Options set forth in the table above not exercised and which are agreed to be cancelled are and shall be deemed cancelled as of the Closing Date.

                  (d) On the Closing Date, Gregory Harris, Esq., as closing agent, will receive from Computershare Trust Company of Canada, transfer agent for the Buyer, a certificate issued in the name of the undersigned, free of any restrictive legends under the U.S. Securities Act of 1933, as amended, representing

                                  66,667 shares
                                  ------

of the Common Stock, $0.001 par value per share, of the Buyer, which shares shall be delivered by Mr. Harris, on the Closing Date or the first business day immediately following, to a reputable overnight delivery service for delivery to the undersigned at the following address:

                  (e) It is understood by the undersigned and the Buyer that the following options shall remain outstanding held by the undersigned and fully exercisable through the expiration date of such options:

                                       NUMBER OF  EXPIRATION      VESTING OR
    DATE OF GRANT    EXERCISE PRICE     SHARES       DATE      EXERCISE SCHEDULE
    -------------    --------------     ------       ----      -----------------

      4 Dec. 98         $1.50           10,000     30 June 03    Fully vested
      5 July 00         $1.50           46,443     30 June 03    Fully vested


         2. RELEASE. The undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound, in order to induce the parties to effect the Closing pursuant to the Agreement, hereby agrees as follows:

         The undersigned, on behalf of himself and each of his representatives, agents and Affiliates, hereby releases and forever discharges the Buyer and i5ive Communications, Inc., a corporation organized under the laws of the Province of British Columbia, and each of them, and each of their respective individual, joint or mutual, past, present and future representatives, Affiliates, stockholders, Directors, officers, agents, controlling persons, subsidiaries, successors and assigns (individually, a "Releasee" and collectively, "Releasees") from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which the undersigned, or any of the undersigned's representatives, agents and Affiliates now has, have ever had or may hereafter have against the respective Releasees arising contemporaneously with or prior to the Closing or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing, including, but not limited to, any rights to payment, indemnification or reimbursement from the Buyer, whether pursuant to its Certificate of Incorporation, By-laws, contract or otherwise and whether or not relating to claims pending on, or asserted after, the Closing. Notwithstanding the foregoing, the following are expressly excluded from this
Release: (a) all rights of indemnification in favor of the undersigned pursuant to the Indemnification Agreement dated February 25, 2002 between the undersigned and the Buyer, any indemnification rights under the provisions of Section 145 Indemnification of Officers, directors, employees and agents; Insurance, of the Delaware General Corporation Law, and rights under any policy of insurance of Buyer for the benefit of the undersigned; (b) rights of the undersigned under this Omnibus Agreement and Release to receive delivery of shares of Common Stock of Buyer as and to the extent provided in Section 1(b) and 1(c) hereof; and (c) rights under those options to purchase Common Stock of the Buyer listed in Section 1(e) hereof that will continue to be outstanding and held by the undersigned subsequent to the Closing Date.

         The undersigned hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Releasees, based upon any matter purported to be released hereby.

         3. MISCELLANEOUS. If any provision of this Omnibus Agreement and Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Omnibus Agreement and Release will remain in full force and effect. Any provision of this Omnibus Agreement and Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         This Omnibus Agreement and Release may not be changed except in a writing signed by the person(s) against whose interest such change shall operate. This Release shall be governed by and construed under the laws of the State of Delaware without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, each of the undersigned have executed and delivered this Omnibus Agreement and Release as of this _______ day of March, 2003.



                                           -------------------------------------
                                            Douglas F. Loblaw

Accepted and Agreed:

Suite101.com, Inc.

By__________________
   Duly Authorized

                                                                  EXHIBIT VI -4
                                                                     (CAMPBELL)

                          OMNIBUS AGREEMENT AND RELEASE

         This Omnibus Agreement and Release is being executed and delivered in accordance with Sections 6.10 and 7.10 of the Stock Purchase Agreement dated March 31, 2003 (the "Agreement"), among Suite101.com, Inc., a Delaware corporation ("Buyer"), Jean Paul Roy, an individual, and GeoGlobal Resources(India) Inc., a corporation organized under the laws of the Province of Alberta, Canada. Capitalized terms used in this Omnibus Agreement and Release without definition have the respective meaning given to them in the Agreement.

         The undersigned acknowledges that execution and delivery of this Omnibus Agreement and Release is a condition to the obligations of the parties to effect the closing of the transaction contemplated by the Agreement and that each party is relying on this Omnibus Agreement and Release in consummating such closing.

         1. AGREEMENTS WITH RESPECT TO OPTIONS GRANTED TO AND HELD BY THE UNDERSIGNED UNDER THE BUYER'S 1998 STOCK INCENTIVE PLAN AND CANCELLATION OF CERTAIN OPTIONS.

                  (a) The undersigned represents, covenants and agrees that the following is a true, complete, and accurate list of all options held by the undersigned granted by the Buyer and accurately sets forth the material terms of such options granted under the Buyer's 1998 Stock Incentive Plan (the "Plan") and the undersigned holds no other options or other rights to acquire securities of the Buyer granted under the Plan or any other benefit or compensation plan or arrangement of the Buyer:

                                     Number of    EXPIRATION     VESTING OR EXERCISE
   Date of Grant    Exercise Price    Shares         DATE              SCHEDULE
   -------------    --------------    ------         ----              --------
     25 Feb. 02          $0.27        50,000      25 Feb. 12      16,667 on 25 Feb. 03
                                                                  16,667 on 25 Feb. 04
                                                                  16,666 on 25 Feb. 05
     27 Nov. 02          $0.25        50,000      27 Nov. 07         Fully vested

                  (b) At or before the Closing under the Agreement, the undersigned agrees to (i) exercise the following options for the number of shares stated, and (ii) cancel the following options for the number of shares stated:

                    AGGREGATE NUMBER                   NUMBER OF SHARES    NUMBER OF SHARES AS
                    OF SHARES UNDER                     PURCHASED ON       TO WHICH THE OPTION
    DATE OF GRANT        OPTION       EXERCISE PRICE       EXERCISE            IS CANCELLED
    -------------        ------       --------------       --------            ------------
     25 Feb. 02          50,000           $0.27             16,667                33,333
     27 Nov. 02          50,000           $0.25             50,000                - 0 -

                  (c) The undersigned will be given by the Buyer not less than five (5) days' notice of the Closing Date under the Agreement. Not later than the close of business (local time in Calgary, Alberta, Canada) on the day before the Closing Date, the undersigned will cause Gregory Harris, Esq., as closing agent, at 200, 630 Fourth Avenue, SW, Calgary, Alberta T2P OJ9 to receive (with the undersigned utilizing a reputable overnight delivery service) this fully executed Omnibus Agreement and Release and a bank check payable in U.S. funds PAYABLE TO SUITE101.COM, INC. in the amount of

                                (U.S.) $17,000.09
                                       ----------

in full payment of the exercise price of all 66,667 shares of Common Stock of Buyer purchased by the undersigned on exercise of the options held by the undersigned, as set forth above. Options set forth in the table above not exercised and which are agreed to be cancelled are and shall be deemed cancelled as of the Closing Date.

                  (d) On the Closing Date, Gregory Harris, Esq., as closing agent, will receive from Computershare Trust Company of Canada, transfer agent for the Buyer, a certificate issued in the name of the undersigned, subject to a restrictive legend under the U.S. Securities Act of 1933, as amended, with respect to re-sales under Buyer's effective registration statements on Form S-8 (File Nos. 333-74245, effective 11 March 99; 333-39450, effective 16 June 2000; and 333-67720, effective 16 August 2001, representing: Buyer agrees to promptly file with the U.S. Securities and Exchange Commission such post-effective amendments to the foregoing registration statements on Form S-8 as will enable the undersigned to re-sell the shares issued to the undersigned on the Closing Date subject to the re-sale requirements and limitations of Form S-8.

                                  66,667 shares
                                  ------
of the Common Stock, $0.001 par value per share, of the Buyer, which shares shall be delivered by Mr. Harris, on the Closing Date or the first business day immediately following, to a reputable overnight delivery service for delivery to the undersigned at the following address:

                  (e) It is understood by the undersigned and the Buyer that the following options shall remain outstanding held by the undersigned and fully exercisable through the expiration date of such options:

                                    NUMBER OF   EXPIRATION       VESTING OR
    DATE OF GRANT  EXERCISE PRICE    SHARES       DATE        EXERCISE SCHEDULE
    -------------  --------------    ------       ----        -----------------

                                    Nil

         The undersigned will hold no options after the Closing Date.

         2. RELEASE. The undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound, in order to induce the parties to effect the Closing pursuant to the Agreement, hereby agrees as follows:

         The undersigned, on behalf of himself and each of his representatives, agents and Affiliates, hereby releases and forever discharges the Buyer and i5ive Communications, Inc., a corporation organized under the laws of the Province of British Columbia, and each of them, and each of their respective individual, joint or mutual, past, present and future representatives, Affiliates, stockholders, Directors, officers, agents, controlling persons, subsidiaries, successors and assigns (individually, a "Releasee" and collectively, "Releasees") from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which the undersigned, or any of the undersigned's representatives, agents and Affiliates now has, have ever had or may hereafter have against the respective Releasees arising contemporaneously with or prior to the Closing or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing, including, but not limited to, any rights to payment, indemnification or reimbursement from the Buyer, whether pursuant to its Certificate of Incorporation, By-laws, contract or otherwise and whether or not relating to claims pending on, or asserted after, the Closing. Notwithstanding the foregoing, the following are expressly excluded from this
Release: (a) all rights of indemnification in favor of the undersigned pursuant to the Indemnification Agreement dated February 25, 2002 between the undersigned and the Buyer, any indemnification rights under the provisions of Section 145 Indemnification of Officers, directors, employees and agents; Insurance, of the Delaware General Corporation Law, and rights under any policy of insurance of Buyer for the benefit of the undersigned; (b) rights of the undersigned under this Omnibus Agreement and Release to receive delivery of shares of Common Stock of Buyer as and to the extent provided in
Section 1(b) and 1(c) hereof; and (c) rights under those options to purchase Common Stock of the Buyer listed in Section 1(e) hereof that will continue to be outstanding and held by the undersigned subsequent to the Closing Date.

         The undersigned hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Releasees, based upon any matter purported to be released hereby.

         3. MISCELLANEOUS. If any provision of this Omnibus Agreement and Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Omnibus Agreement and Release will remain in full force and effect. Any provision of this Omnibus Agreement and Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         This Omnibus Agreement and Release may not be changed except in a writing signed by the person(s) against whose interest such change shall operate. This Release shall be governed by and construed under the laws of the State of Delaware without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, each of the undersigned have executed and delivered this Omnibus Agreement and Release as of this _______ day of March, 2003.



                                           -------------------------------------
                                           John K. Campbell

Accepted and Agreed:

Suite101.com, Inc.

By__________________
   Duly Authorized

                                                                   EXHIBIT VI -5
                                                                        (PETERS)

                          OMNIBUS AGREEMENT AND RELEASE

         This Omnibus Agreement and Release is being executed and delivered in accordance with Sections 6.10 and 7.10 of the Stock Purchase Agreement dated March 31, 2003 (the "Agreement"), among Suite101.com, Inc., a Delaware corporation ("Buyer"), Jean Paul Roy, an individual, and GeoGlobal Resources(India) Inc., a corporation organized under the laws of the Province of Alberta, Canada. Capitalized terms used in this Omnibus Agreement and Release without definition have the respective meaning given to them in the Agreement.

         The undersigned acknowledges that execution and delivery of this Omnibus Agreement and Release is a condition to the obligations of the parties to effect the closing of the transaction contemplated by the Agreement and that each party is relying on this Omnibus Agreement and Release in consummating such closing.

         1. AGREEMENTS WITH RESPECT TO OPTIONS GRANTED TO AND HELD BY THE UNDERSIGNED UNDER THE BUYER'S 1998 STOCK INCENTIVE PLAN AND CANCELLATION OF CERTAIN OPTIONS.

                  (a) The undersigned represents, covenants and agrees that the following is a true, complete, and accurate list of all options held by the undersigned granted by the Buyer and accurately sets forth the material terms of such options granted under the Buyer's 1998 Stock Incentive Plan (the "Plan") and the undersigned holds no other options or other rights to acquire securities of the Buyer granted under the Plan or any other benefit or compensation plan or arrangement of the Buyer:

                                 Number of   EXPIRATION    VESTING OR EXERCISE
  Date of Grant   Exercise Price  Shares        DATE             SCHEDULE
  -------------   -------------   ------        ----             --------
    25 Feb. 02        $0.27       50,000      25 Feb. 12    16,667 on 25 Feb. 03
                                                            16,667 on 25 Feb. 04
                                                            16,666 on 25 Feb. 05
    27 Nov. 02        $0.25       75,000      27 Nov. 07       Fully vested

                  (b) At or before the Closing under the Agreement, the undersigned agrees to (i) exercise the following options for the number of shares stated, and (ii) cancel the following options for the number of shares stated:

                    AGGREGATE NUMBER                   NUMBER OF SHARES    NUMBER OF SHARES AS
                    OF SHARES UNDER                     PURCHASED ON       TO WHICH THE OPTION
    DATE OF GRANT        OPTION        EXERCISE PRICE      EXERCISE            IS CANCELLED
    -------------        ------        --------------      --------            ------------
     25 Feb. 02          50,000            $0.27            16,667                33,333
     27 Nov. 02          75,000            $0.25            75,000                - 0 -

                  (c) The undersigned will be given by the Buyer not less than five (5) days' notice of the Closing Date under the Agreement. Not later than the close of business (local time in Calgary, Alberta, Canada) on the day before the Closing Date, the undersigned will cause Gregory Harris, Esq., as closing agent, at 200, 630 Fourth Avenue, SW, Calgary, Alberta T2P OJ9 to receive (with the undersigned utilizing a reputable overnight delivery service) this fully executed Omnibus Agreement and Release and a bank check payable in U.S. funds PAYABLE TO SUITE101.COM, INC. in the amount of

                                (U.S.) $23,250.09
                                       ----------

in full payment of the exercise price of all 91,667 shares of Common Stock of Buyer purchased by the undersigned on exercise of the options held by the undersigned, as set forth above. Options set forth in the table above not exercised and which are agreed to be cancelled are and shall be deemed cancelled as of the Closing Date.

                  (d) On the Closing Date, Gregory Harris, Esq., as closing agent, will receive from Computershare Trust Company of Canada, transfer agent for the Buyer, a certificate issued in the name of the undersigned, subject to a restrictive legend under the U.S. Securities Act of 1933, as amended, with respect to re-sales under Buyer's effective registration statements on Form S-8 (File Nos. 333--74245, effective 11 March 99; 333-39450, effective 16 June 2000;
and 333-67720, effective 16 August 2001, representing: Buyer agrees to promptly file with the U.S. Securities and Exchange Commission such post-effective amendments to the foregoing registration statements on Form S-8 as will enable the undersigned to re-sell the shares issued to the undersigned on the Closing Date subject to the re-sale requirements and limitations of Form S-8.

                                  91,667 shares
                                  ------
of the Common Stock, $0.001 par value per share, of the Buyer, which shares shall be delivered by Mr. Harris, on the Closing Date or the first business day immediately following, to a reputable overnight delivery service for delivery to the undersigned at the following address:

                  (e) It is understood by the undersigned and the Buyer that the following options shall remain outstanding held by the undersigned and fully exercisable through the expiration date of such options:

                                       NUMBER OF  EXPIRATION      VESTING OR
    DATE OF GRANT     EXERCISE PRICE    SHARES       DATE      EXERCISE SCHEDULE
    -------------     --------------    ------       ----      -----------------

                                       Nil

         The undersigned will hold no options after the Closing Date.

         2. RELEASE. The undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound, in order to induce the parties to effect the Closing pursuant to the Agreement, hereby agrees as follows:

         The undersigned, on behalf of himself and each of his representatives, agents and Affiliates, hereby releases and forever discharges the Buyer and i5ive Communications, Inc., a corporation organized under the laws of the Province of British Columbia, and each of them, and each of their respective individual, joint or mutual, past, present and future representatives, Affiliates, stockholders, Directors, officers, agents, controlling persons, subsidiaries, successors and assigns (individually, a "Releasee" and collectively, "Releasees") from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which the undersigned, or any of the undersigned's representatives, agents and Affiliates now has, have ever had or may hereafter have against the respective Releasees arising contemporaneously with or prior to the Closing or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing, including, but not limited to, any rights to payment, indemnification or reimbursement from the Buyer, whether pursuant to its Certificate of Incorporation, By-laws, contract or otherwise and whether or not relating to claims pending on, or asserted after, the Closing. Notwithstanding the foregoing, the following are expressly excluded from this
Release: (a) all rights of indemnification in favor of the undersigned pursuant to the Indemnification Agreement dated February 25, 2002 between the undersigned and the Buyer, any indemnification rights under the provisions of Section 145 Indemnification of Officers, directors, employees and agents; Insurance, of the Delaware General Corporation Law, and rights under any policy of insurance of Buyer for the benefit of the undersigned; (b) rights of the undersigned under this Omnibus Agreement and Release to receive delivery of shares of Common Stock of Buyer as and to the extent provided in
Section 1(b) and 1(c) hereof; and (c) rights under those options to purchase Common Stock of the Buyer listed in Section 1(e) hereof that will continue to be outstanding and held by the undersigned subsequent to the Closing Date.

         The undersigned hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Releasees, based upon any matter purported to be released hereby.

         3. MISCELLANEOUS. If any provision of this Omnibus Agreement and Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Omnibus Agreement and Release will remain in full force and effect. Any provision of this Omnibus Agreement and Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         This Omnibus Agreement and Release may not be changed except in a writing signed by the person(s) against whose interest such change shall operate. This Release shall be governed by and construed under the laws of the State of Delaware without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, each of the undersigned have executed and delivered this Omnibus Agreement and Release as of this _______ day of March, 2003.



                                            ------------------------------------
                                            Brent Peters

Accepted and Agreed:

Suite101.com, Inc.

By__________________
   Duly Authorized

                                                                     EXHIBIT VII

                          Business Plan of the Company
                          ----------------------------

         The Company intends to engage in the business of exploring for, developing and producing oil and natural gas from reserves in various parts of the world initially concentrating on India and adjacent offshore areas.

                                                                    EXHIBIT VIII

                               DATED MARCH  , 2003



                        GEOGLOBAL RESOURCES (INDIA) INC.



                           ROY GROUP (MAURITIUS) INC.



--------------------------------------------------------------------------------

                        PARTICIPATING INTEREST AGREEMENT
                            REGARDING AN INTEREST IN
               THE BLOCK KG-OSN-2001/3 PRODUCTION SHARING CONTRACT

--------------------------------------------------------------------------------

                        PARTICIPATING INTEREST AGREEMENT

This Agreement is made on February 4, 2003.

BETWEEN:

         GEOGLOBAL RESOURCES (INDIA) INC., a company incorporated in the Province of Alberta, Canada, and having an office at 200, 630 - 4th Avenue S.W., Calgary, Alberta, T2P 0J9, Canada ("GGR INDIA"); and

         ROY GROUP (MAURITIUS) INC., a company incorporated under the laws of the Republic of Mauritius having a registered office at c/o International Financial Services Limited, 3rd Floor, Les Cascades, Edith Cavell Street, Port Louis, Mauritius ("RGM").

WHEREAS:

(A) GGR India holds a 10% undivided interest under the Production Sharing Contract ("PSC-KG") and is a party to the Carried Interest Agreement ("CIA");

(B) Jean Paul Roy ("JPR") of Guatemala owns all the common shares of GGR India and of RGM and accordingly JPR controls GGR India and RGM;

(C) JPR and the Parties wish to provide for the participation by RGM in respect of the Production Sharing Contract and in furtherance of that goal GGR India agrees to assign and transfer and RGM agrees to accept the Participating Interest on the terms and conditions hereinafter provided.

NOW THEREFORE in consideration of representations and the mutual covenants and understandings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.       INTERPRETATION

1.1 In this Agreement the following words and expressions shall have the following meanings:

         "AFFILIATE" has the same meaning as the definition as "Affiliate" in the PSC-KG.

         "AGREEMENT" means this Agreement.

         "CARRIED INTEREST AGREEMENT" or "CIA" means the Carried Interest Agreement dated August 27th, 2002, between Gujarat State Petroleum Corporation Limited and GGR India.

         "EFFECTIVE DATE" has the same meaning as the definition of "Effective Date" in the PSC-KG.

         "GOVERNMENT" means Directorate General of Hydrocarbons under the Ministry of Petroleum & Natural Gas of India.

         "GOVERNMENT PERMISSION" has the meaning ascribed to it in Clause 2.2.

         "JOINT VENTURE PARTNERS" means the joint venture partners under the PSC-KG, which, at the present date are Gujarat State Petroleum Corporation Limited, GGR India and Jubilant Enpro Limited.

         "PARTY" means GGR India or RGM and "PARTIES" means both of them.

         "PARTICIPATING INTEREST" means fifty per cent (50%) of GGR India's undivided interest in and under the PSC-KG and the CIA together with any other documents supplemental or ancillary thereto and its rights, interests and obligations relating thereto and all assets, joint property, rights and interests relating thereto.

         "PRODUCTION SHARING CONTRACT" or "PSC-KG" means the production sharing contract dated February 4th, 2003, among the Government, Gujarat State Petroleum Corporation Limited, Jubilant Enpro Limited and GGR India with respect to the contract area identified as Block-KG-OSN-2001/3.

2.       ASSIGNMENT OF PARTICIPATING INTEREST

2.1      (a)   Subject to the terms of this Agreement, GGR India hereby agrees to assign and transfer to RGM and RGM hereby agrees to accept, the Participating Interest.

         (b) Subject to the terms of this Agreement, the assignment and transfer referred to in Clause 2.1(a) shall, as between the Parties, be deemed for all purposes to be made with effect on and from the Effective Date.

2.2 The Parties acknowledge the assignment and transfer in Clause 2.1(a) is conditional upon the receipt of consent and/or permission from the Government pursuant to Article 28 of the PSC-KG (the "GOVERNMENT PERMISSION").

2.3 From the date hereof until all actions contemplated in Clause 2.5 are completed, as between the Parties, GGR India shall retain the exclusive right to deal with the other parties to the PSC-KG and the CIA and shall be entitled to make all decisions regarding the Participating Interest in its sole discretion as it determines is appropriate on behalf of itself and RGM.

2.4 From the date hereof until all actions contemplated in Clause 2.5 are completed, RGM hereby agrees to be bound by and responsible for any and all actions taken by, obligations undertaken by and costs incurred by GGR India in regard to the Participating Interest and acknowledges that it will be responsible and liable to GGR India for its share of all costs, interests, liabilities and obligations arising out of or in relation to the Participating Interest, including the payment of all income, withholding or transfer taxes, or any interest or penalties relating thereto imposed on or arising in respect of the Participating Interest. RGM further undertakes and agrees to fully indemnify GGR India in respect of any and all costs, expenses, losses, damages or liabilities occasioned by RGM's failure to pay the same.

2.5 The Parties acknowledge a shared belief that the Government Permission is forthcoming and agree that each Party shall use all reasonable endeavours and provide all reasonable assistance to the other Party in obtaining the Government Permission. Upon receiving the Government Permission, the assignment and transfer shall be effective as between the Parties in accordance with Clause 2.1(b) and the Parties shall arrange for the execution of assignment and novation agreements in respect of the PSC-KG and the CIA, as well as any joint operating agreement which may have been entered into among GGR India and the other Joint Venture Partners, in order to formally recognize the assignment and transfer of the Participating Interest to RGM.

2.6      Subject to all actions contemplated in Clause 2.5 being completed:

         (a) RGM undertakes to indemnify GGR India and keep GGR India indemnified from all costs, claims, liabilities and expenses in respect of the Participating Interest arising out of or in connection with any event, incident, act or omission occurring on or after the Effective Date.

         (b) RGM shall be entitled to all income, receipts, credits, reimbursements, monies receivable, rebates and other benefits in respect of the Participating Interest which relate to the period on or after the Effective Date.

         (c) GGR India shall have the right to off-set any sums owing to RGM pursuant to paragraph 2.6(b) against sums owing to GGR India pursuant to paragraph 2.6(a) hereof.

3.                REPRESENTATIONS AND WARRANTIES

3.1 Each Party represents and warrants to the other Party that this Agreement and all other documents executed and delivered by and on behalf of a Party pursuant to this Agreement have been or will be duly authorized, executed and delivered by such Party and constitute or will constitute valid and binding obligations of such Party and such Party has taken all actions necessary to authorize and complete the transactions contemplated herein.

3.2 RGM acknowledges and agrees that it has relied on its own investigations and due diligence with respect to the Participating Interest, and that it is fully aware of the terms and conditions of the PSC-KG and the CIA.

4.       FURTHER ASSURANCE

4.1 Each Party undertakes to the other Party that it will do all such acts and things and execute all such deeds and documents as may be necessary or desirable to carry into effect or to give legal effect to the provisions of this Agreement and the transactions hereby contemplated.

5.       RIGHT TO ASSIGN, SELL OR DISPOSE

5.1 From the date hereof until August 4, 2009, RGM agrees that it shall not:

         (a) dispose of any of any interest in this Agreement or any Participating Interest, whether by assignment, sale, trade, lease, sublease, farmout or otherwise; or

         (b)   assign or transfer shares of RGM to any third party;

         without first complying with the provisions of Clause 5.2, provided that it may assign, transfer or dispose such an interest to an individual member of JPR's family, a corporate body controlled by JPR or a member of his family, or an Affiliate of RGM, without any requirement to comply with the provisions of this Clause 5, provided such transferee agrees in writing to be bound by all the terms of this agreement. In any event, RGM shall give five (5) days prior written notice to GGR India of all transfers in reliance upon the proviso set forth in the foregoing sentence.

5.2 If RGM wishes to make an assignment, transfer or disposition contemplated in Clause 5.1, it shall, by notice, advise GGR India of its intention to make such assignment, transfer or disposition, including in such notice a description of the Participating Interest or other interest proposed to be disposed, the identity of the proposed assignee, the price or other consideration for which the RGM is prepared to make such disposition and all other material terms of the proposed transaction, the proposed effective date and closing date of the transaction and any other information material to the exercise of GGR India's rights hereunder. GGR India shall have a right of first refusal to purchase the interest described in such notice.

5.3 Within twenty (20) days from receipt of notice in Clause 5.2 GGR India may give notice to RGM that it elects to purchase the Participating Interest or other interest described in the disposition notice for the applicable price or comparable consideration. Such notice of acceptance shall create a binding contractual obligation upon RGM to sell, and upon GGR India to purchase, for the applicable consideration, all of the Participating Interest or other interest included in such disposition notice on the terms and conditions set forth in the disposition notice.

5.4 If GGR India does not elect to exercise its right of first refusal, the assignment, transfer or disposition to the original proposed assignee may proceed, subject to the consent of GGR India, such consent not to be unreasonably withheld.

6.       GENERAL

6.1 The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

6.2 No provision of this Agreement may be amended, modified, waived, discharged or terminated, otherwise than by the express written agreement of the parties hereto nor may any breach of any provision of this Agreement be waived or discharged except with the express written consent of the Party not in breach.

6.3 The Parties agree that if the Government Permission is materially delayed or such Government Permission is declined such that a Party is deprived of economic benefit it would otherwise be entitled to receive under the Agreement, the Parties agree to amend the Agreement or take such other reasonable steps to ensure that an equitable result for both Parties is achieved consistent with their intentions as set out herein or contemplated hereby, and in particular, the Parties agree to ensure that RGM is provided an economic benefit equivalent to that originally contemplated by the Parties herein In the event Government Permission is declined, neither Party shall be entitled to assert any claim against the other Party, except in accordance with their rights as specifically set forth herein.

7.       NOTICES

7.1 Any notice or other communication given or made under this Agreement shall be in writing and may be delivered to the relevant Party or sent by prepaid letter, telex or facsimile transmission to the address of that Party specified in this Agreement or to that Party's telex or facsimile transmission number thereat or such other address or number as may be notified hereunder by that Party from time to time for this purpose and shall be effectual notwithstanding any change of address not so notified.

7.2 Unless the contrary shall be proved, each such notice or communication shall be deemed to have been given or made and delivered, if by letter 72 hours after posting, if by delivery, when left at the relevant address and, if by telex or facsimile transmission, when transmitted.

7.3      The respective addresses for service are:

         (a)  GGR India

              GeoGlobal Resources (India) Inc.
              200, 630 - 4th Avenue S.W.
              Calgary, Alberta
              T2P 0J9, Canada

              Facsimile No.  (403) 777-9199
              Attention:     Allan J. Kent

         (b)  RGM

              Roy Group (Mauritius) Inc.
              c/o International Financial Services Limited
              3rd Floor, Les Cascades, Edith Cavell Street,
              Port Louis, Mauritius

              Facsimile No. (230) 211-1000
              Attention:    Dev Joory

8.       GOVERNING LAW

8.1 This Agreement shall be governed by and construed in all respects in accordance with the laws of Alberta and the Parties agree to submit to the non-exclusive jurisdiction of the Courts in Alberta as regards any claim or matter arising in relation to this Agreement.

AS WITNESS the hands of the duly authorised representatives of the Parties the day and year first above written.

For and on behalf of:
GEOGLOBAL RESOURCES (INDIA) INC.

Per:
    ----------------------------

Per:
    ----------------------------

For and on behalf of:
ROY GROUP (MAURITIUS) INC.

Per:
    ----------------------------

Per:
    ----------------------------

                                                                      EXHIBIT IX

                                                  OPTION GRANT AND WARRANT TABLE

                                                                       EXHIBIT X



                              CONSULTING AGREEMENT

                                     BETWEEN

                                  JEAN PAUL ROY

                                       AND

                               SUITE101.COM, INC.

                                       AND

                        GEOGLOBAL RESOURCES (INDIA) INC.

                                   MADE AS OF

                                 _________, 2003

                                                      TABLE OF CONTENTS
                                                      -----------------
ARTICLE 1 - CONSULTING SERVICES...................................................................................3

   1.01     Duties................................................................................................3
   1.02     Term of Contract for Services.........................................................................4
   1.03     Place of Work.........................................................................................4
   1.04     Outside Interests.....................................................................................4

ARTICLE 2 - REMUNERATION..........................................................................................4

   2.01     Fees..................................................................................................4
   2.02     Benefits..............................................................................................4
   2.03     Vacation..............................................................................................4
   2.04     Expenses..............................................................................................4
   2.05     Deductions............................................................................................4

ARTICLE 3 - CONSULTANT'S COVENANTS................................................................................5

   3.01     Service...............................................................................................5
   3.02     Duties and Responsibilities...........................................................................5
   3.03     Rules and Regulations.................................................................................5
   3.04     Non-Disclosure........................................................................................5

ARTICLE 4 - TERMINATION...........................................................................................5

   4.01     Termination by Company for Cause......................................................................5
   4.02     Termination by Consultant on Notice...................................................................6
   4.03     Change of Control.....................................................................................6
   4.04     Termination by Company on Notice......................................................................6
   4.05     Fair and Reasonable...................................................................................7
   4.06     Return of Property....................................................................................7
   4.07     Provisions which Operate Following Termination........................................................7
   4.08     Definition in "Change in Control".....................................................................8
   4.09     Termination on Death..................................................................................8

ARTICLE 5 - RENEWAL OF AGREEMENT..................................................................................8

   5.01     Automatic Renewal.....................................................................................8

ARTICLE 6 - GUARANTEE of GGR INDIA................................................................................8

   6.01     Guarantee.............................................................................................8




ARTICLE 7 - GENERAL...............................................................................................8

   7.01     Sections and Headings.................................................................................8
   7.02     Number................................................................................................9
   7.03     Schedules.............................................................................................9
   7.04     Benefit of Agreement..................................................................................9
   7.05     Entire Agreement......................................................................................9
   7.06     Amendments and Waivers................................................................................9
   7.07     Severability..........................................................................................9
   7.08     Notices..............................................................................................10
   7.09     Governing Law........................................................................................10
   7.10     Attornment...........................................................................................10
   7.11     Counterpart Execution................................................................................11
   7.12     Copy of Agreement....................................................................................11


SCHEDULE "A" - OUTSIDE INTERESTS.................................................................................12

                              CONSULTING AGREEMENT

                     THIS AGREEMENT made as of _____, 2003;

BETWEEN:

         JEAN PAUL ROY, of Guatemala (hereinafter referred to as the "Consultant"),

                                                             OF THE FIRST PART,

-and-

         SUITE101.COM, INC., a corporation incorporated under the laws of Delaware (hereinafter referred to as the "Company"),

                                                            OF THE SECOND PART,

- and-

         GEOGLOBAL RESOURCES (INDIA) INC., a corporation incorporated under the laws of the Province of Alberta, (hereinafter referred to "GGR India" or the "Guarantor")


         THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained the parties hereto agree as follows:

                        ARTICLE 1 - CONSULTING SERVICES
                        -------------------------------


1.01     DUTIES
         ------

         Subject to the terms and conditions herein contained, the Consultant shall be contracted to the Company to act in the capacity as President, reporting to the Board of Directors of the Company, and shall perform such duties and exercise such powers related thereto as may from time to time be assigned to him by the Company. The Consultant agrees to act as a director of the Company and GGR India and Chairman of the Board and to carry such responsibilities during the currency of and extensions to this Agreement.

1.02     TERM OF CONTRACT FOR SERVICES
         -----------------------------

         The term shall commence on April 1, 2003 and shall be for a period of three years subject to renewal in accordance with the terms of this Agreement.

1.03     PLACE OF WORK
         -------------

         The Consultant shall perform his work and services for the Company and GGR India from time to time in India, Guatemala and Canada.

1.04     OUTSIDE INTERESTS
         -----------------

         The Consultant hereby declares that he has existing outside interests as identified on Schedule "A", which shall not be deemed to be in conflict with this Agreement.

                            ARTICLE 2 - REMUNERATION
                            ------------------------

2.01     FEES
         ----

         The Company shall pay the Consultant during the term of this Agreement a gross annual net consulting fee of two hundred and fifty thousand ($250,000.00) US dollars payable in equal monthly instalments in arrears. Such fee shall be reviewed by the parties prior to any renewal of this Agreement and any changes in such fee shall be agreed upon in writing between the parties.

2.02     BENEFITS
         --------

         The Consultant will be entitled to participate in all of the Company's individual and family benefit plans relating to health care, including all medical, disability and dental plans and coverage for medical services world-wide with SOS and its affiliates. The Consultant shall also be entitled to participate in the Company's plans relating to general and professional liability, together with any bonus and stock option plans offered by the Company.

2.03     VACATION
         --------

         During the term of this Agreement, the Consultant shall be entitled to six (6) weeks vacation per annum. Such vacation shall be taken at a time or times acceptable to the Company having regard to its operations.

2.04     EXPENSES
         --------

         The Consultant shall be reimbursed for all authorized traveling and other reasonable out-of-pocket expenses actually and properly incurred and documented by him in connection with his duties hereunder. For all such expenses the Consultant shall furnish to the Company statements and vouchers on a monthly basis.

2.05     DEDUCTIONS
         ----------

         It is the intention of the Parties that the Company will not make any deduction or withholding from amounts due to the Consultant under Article 2. If the

Company becomes required under applicable law to make any deduction or withholding, it shall advise the Consultant accordingly and the Parties shall cooperate in an effort to minimize the effect of such deduction or withholding or, if possible, avoid it altogether.

                       ARTICLE 3 - CONSULTANT'S COVENANTS
                       ----------------------------------

3.01     SERVICE
         -------

         Except as set forth in Schedule "A" hereto and as may otherwise may be agreed to in writing by the Company, the Consultant shall devote the whole of his time, attention and ability to the business of the Company or to the business of any other person as authorized and directed by the Company and shall well and faithfully serve the Company and shall use his best efforts to promote the interests of the Company and bring other opportunities to the Company.

3.02     DUTIES AND RESPONSIBILITIES
         ---------------------------

         The Consultant shall duly and diligently perform all of the duties assigned to him while contracted to the Company, and shall truly and faithfully account for and deliver to the Company all business opportunities during the term of this Agreement and any money, securities and things of value belonging to the Company which the Consultant may from time to time receive for, from or on account of the Company.

3.03     RULES AND REGULATIONS
         ---------------------

         The Consultant shall be bound by and shall faithfully observe and abide by all the rules and regulations of the Company from time to time in force which are brought to his notice or of which he should reasonably be aware.

3.04     NON-DISCLOSURE
         --------------

         The Consultant shall not, during the term of this Agreement or at any time thereafter, disclose any information relating to the private or confidential affairs of the Company or relating to any secrets of the Company, to any person other than for the Company's purposes and, without limiting the generality of the foregoing, the Consultant shall not use for his own purposes or for any purposes other than those of the Company, any such information or secrets he may obtain, develop or acquire during the term of this Agreement, in relation to the business of oil and gas exploration, development and production.

                            ARTICLE 4 - TERMINATION
                            -----------------------


4.01     TERMINATION BY COMPANY FOR CAUSE
         --------------------------------

         The Company may terminate this Agreement, immediately upon written notice, at any time for cause, without liability or payment of any additional compensation, either by way of anticipated earnings or damages of any kind. If there is a termination for cause, the Consultant shall be paid within seven (7) days of termination all accrued compensation.

4.02     TERMINATION BY CONSULTANT ON NOTICE
         -----------------------------------

         The Consultant may terminate this Agreement upon the giving of thirty
(30) days prior written notice to the Company without payment by the Company of any compensation either by way of anticipate earnings or damages of any kind, arising after the date of such notice.

4.03     CHANGE OF CONTROL
         -----------------

         Notwithstanding section 4.02 hereof, in the event:

         (a)   is a change in control as defined in Section 4.08 hereof; and

         (b) the Consultant, within 120 days following the change in control, voluntarily terminates his services with the Company or is otherwise terminated by the Company without cause;

the Consultant agrees to accept at the effective date of such termination, in addition to any amounts payable to the Consultant at the date of termination for accrued but unpaid amounts or other related payments, those amounts that would otherwise be payable to the Consultant as if he were terminated by the Company pursuant to Section 4.04 hereof.

4.04     TERMINATION BY COMPANY ON NOTICE
         --------------------------------

         The Company may terminate this Agreement upon the giving of ninety 90 days written notice to the Consultant.

         Upon termination of this Agreement by the Company:

         (a)   the Company shall pay to the Consultant an amount equal to two
               (2) years consulting fees and any earned bonus (bonus amount to be calculated based on the current year's bonus or, if not yet determined, the prior year's bonus, if any);

         (b) the Company shall pay to the Consultant the cash equivalent of the value of the Consultant's stock options that are outstanding at the date of termination pursuant to the Black Scholes option pricing model based on the following factors:

               (i)   50% stock volatility;

               (ii)  dividend rate deemed to be 0%;

               (iii) a market price equal to the 20 day weighted trading average immediately prior to termination (in the absence of a public market, then the fair market value of the shares shall be used, based on the most recent independent engineering appraisal); and

               (iv) the risk free rate of interest equaling the bank borrowing rate of the Company at the date of termination as  though all such stock options were fully vested;

         (c) the Company shall maintain the Consultant's participation for 3 months in all benefit plans provided to the Consultant by the Company immediately prior to the termination of this agreement; and

         (d) any such payments under this Section are to be paid in a lump sum forthwith or, at the direction of the Consultant, in installments at the Company's cost of borrowing.

         The Consultant agrees that the Company may deduct from any payment of the Consultant's benefit plan contributions (if any) which were made during the term of this Agreement in accordance with terms of all benefit plans to be maintained hereunder for the minimum period prescribed by law.

4.05     FAIR AND REASONABLE
         -------------------

         The parties confirm that the notice, pay in lieu of notice and settlement provisions contained in Section 4.04 are fair and reasonable and the parties agree that upon any termination of this Agreement by the Company in compliance with Sections 4.01 or 4.04 or upon any termination of this Agreement by the Consultant, the Consultant shall have no action, cause of action, claims or demand against the Company and GGR India or any other person as a consequence of such termination.

4.06     RETURN OF PROPERTY
         ------------------

         Upon any termination of this Agreement the Consultant shall at once deliver or cause to be delivered to the Company all books, documents, effects, money securities or other property belonging to the Company or for which the Company is liable to others, which are in the possession, charge, control or custody of the Consultant.

4.07     PROVISIONS WHICH OPERATE FOLLOWING TERMINATION
         ----------------------------------------------

         Notwithstanding any termination of this Agreement for any reason whatsoever and with or without cause, the provisions of Sections 3.04 and 4.06 of this Agreement and any other provisions of this Agreement necessary to give efficacy thereto shall continue in full force and effect following such termination.

4.08     DEFINITION IN "CHANGE IN CONTROL"
         ---------------------------------

         For purposes of this Agreement, the expression "change in control" of the Company shall be deemed to take effect on the direct or indirect acquisition by any person, or group of associated persons acting in concert, who are not currently shareholders of the Company and who are not affiliates of current shareholders of the Company, of any aggregate of more than 60% of the outstanding voting shares, including securities which on conversion to voting shares would be more than 60% of the outstanding voting shares. Notwithstanding the foregoing, a change of control shall not include an initial merger with, or takeover by, a public company.

4.09     TERMINATION ON DEATH
         --------------------

         This Agreement shall terminate upon death of the Consultant or in his obligation to perform the services required of him in which case no compensation is thereafter payable.

                        ARTICLE 5 - RENEWAL OF AGREEMENT
                        --------------------------------

5.01     AUTOMATIC RENEWAL
         -----------------

         This Agreement shall continue for successive periods of one year's duration on the same terms and conditions unless otherwise agreed upon in writing between parties, provided that the Consultant or Company has given at least 30 days written notice to the other that this Agreement is to terminate at the end of the initial term or at the end of any successive period of one year.

                       ARTICLE 6 - GUARANTEE OF GGR INDIA
                       ----------------------------------

6.01     GUARANTEE
         ---------

         GGR India agrees to guarantee the financial obligations of the Company contained in Articles 2, 4.01, 4.03, 4.04 during the terms of this Agreement and extensions thereof.

                              ARTICLE 7 - GENERAL
                              -------------------

7.01     SECTIONS AND HEADINGS
         ---------------------

         The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental on ancillary hereto. Unless something in the subject matter or contact is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

7.02     NUMBER
         ------

         In this Agreement, words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and vice versa.

7.03     SCHEDULES
         ---------

         The following Schedule is annexed hereto and incorporated by reference and deemed to be part hereof:

         Schedule A - Outside Interests

7.04     BENEFIT OF AGREEMENT
         --------------------

         This Agreement shall enure to the benefit of and be binding upon the heirs, executors, administrators and legal personal representatives of the Consultant and the successors and permitted assigns of the Company respectively.

7.05     ENTIRE AGREEMENT
         ----------------

         This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, forms, conditions, undertakings or collateral agreements, express, implied or statutory between the parties other than as expressly set forth in this Agreement.

7.06     AMENDMENTS AND WAIVERS
         ----------------------

         No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by both of the parties hereto. No waiver of any breach of any provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

7.07     SEVERABILITY
         ------------

         If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

7.08     NOTICES
         -------

         Any demand, notice or other communication (hereinafter in this Section
6.08 referred to as a "Communication") to be given in connection with this Agreement shall be given in writing and may be given by personal delivery or by registered mail addressed to the recipient as follows:

         To the Consultant:

            Jean Paul Roy                     and
            c/o Gregory R. Harris, Lawyer
            200, 630 - 4th Avenue SW          6A Calle 6-19 Zone 7 Col. Landivar
            Calgary, Alberta                  Guatemala City, Guatemala
            T2P 0J9

            Fax:  (403) 777-9199

         To the Company:                      To GGR India:

            Suite 101.com Inc.                200, 630 - 4th Avenue S.W.
            200, 630 - 4th Avenue SW          Calgary, Alberta
            Calgary, Alberta                  T2P 0J9
            T2P 0J9

            Fax:  (403) 777-9199              Fax:  (403) 777-9199

or such other address or individual as may be designated by notice by either party to the other. Any Communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if made or given by registered mail, on the third (3rd) day, other than a Saturday, Sunday or statutory holiday in Alberta, following the deposit thereof in the mail. If the party giving any Communications knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such Communication shall not be mailed but shall be given by personal delivery.

7.09     GOVERNING LAW
         -------------

         This Agreement shall be governed by and constructed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

7.10     ATTORNMENT
         ----------

         For the purpose of all legal proceedings, this Agreement shall be deemed to have been performed in the Province of Alberta and the courts of the Province of Alberta shall have jurisdiction to entertain any action arising under this Agreement. The

Company and the Consultant each hereby attorns to the jurisdiction of the courts of the Province of Alberta provided that nothing herein contained shall prevent the Company from proceeding at its election against the Consultant in the courts of any other province or country.

7.11     COUNTERPART EXECUTION
         ---------------------

         This Agreement may be executed in counterpart and the parties may rely on a faxed executed copy of the counterpart, for all purposes.

7.12     COPY OF AGREEMENT
         -----------------

         The Consultant hereby acknowledges receipt of this Agreement duly signed by the Company.

                  IN WITNESS WHEREOF the parties have executed this Agreement.



----------------------------         ----------------------------------
Witness                              Jean Paul Roy


                                             SUITE 101.COM, INC.


                                             Per:
                                                 -------------------------------
                                                 Allan J. Kent, Director
                                                 Executive VP & CFO


                                             Per:
                                                 -------------------------------
                                                 Brent Peters, Director


                                             GEOGLOBAL RESOURCES (INDIA) INC.


                                             Per:  _____________________________
                                                 Allan J. Kent, Director
                                                 Executive VP & CFO

                        SCHEDULE "A" - OUTSIDE INTERESTS

ROY GROUP (MAURITIUS) INC. ("RGM")
----------------------------------

Jean Roy is the sole shareholder of RGM which holds a Participating Interest Agreement with GGR India.

NIKO RESOURCES INC.
-------------------

Jean Roy and members of his family may from time to time own shares of Niko Resources Inc., the public company.


ROY GROUP (BARBADOS) INC. ("RGB")
---------------------------------

Jean Roy is the joint shareholder of RGB which holds security and cash.

                               DISCLOSURE SCHEDULE

                                   Section 3.1
                Company Certificate of Incorporation and By-Laws
                ------------------------------------------------




                                   Section 3.3
                         Required Consents and Approvals

         The parties understand and agree that under the terms of the PSC-KG, the consent of the Government of India is required to conduct the Closing under this Agreement. As of April 4, 2003, Seller and the Company have not obtained the consent of the Government of India. The consent of the Government of India will be obtained prior to and be a condition to the Closing of this Agreement.

                                   Section 3.4
                                  No Conflicts
                                  ------------


                                      None




                                   Section 3.6
                       Financial Statements of the Company
                       -----------------------------------

                                   Section 3.7
                           Liabilities of the Company
                           --------------------------


                                      None



                                   Section 3.8
                            Certain Changes or Events
                            -------------------------

The Company is engaged in negotiating the terms of a Joint Operating Agreement with the parties to the PSC-KG. That agreement will contain terms usual and customary in the industry for such agreements.





                                   Section 3.9
                               Title to Properties
                               -------------------

                                      None
                                      ----

                                  Section 3.10
                                Company Contracts
                                -----------------


                                      None
                                      ----




                                  Section 3.12
                                      Taxes
                                      -----


                                      None

                                  Section 3.13
                              Compliance With Laws
                              --------------------


                                      None




                                  Section 3.14
                               Employee Agreements
                               -------------------


                                      None




                                  Section 3.15
                            Company Material Permits
                            ------------------------


                                 See Section 3.3
                                 ---------------





                                  Section 3.16
                         Bonding; Security Arrangements
                         ------------------------------


                                      None
                                      ----

                                  Section 3.17
             Interest in Affiliates, Vendors, Suppliers, Consultants
             -------------------------------------------------------


                                      None
                                      ----




                                  Section 3.18
                                Company Employees
                                -----------------


                                      None


                                   Section 4.2
                 Buyer Certificate of Incorporation and By-Laws
                 ----------------------------------------------



                                   Section 4.3
                            Outstanding Options, Etc.
                            -------------------------


                                 See Exhibit IX
                                 --------------

                                   Section 4.7
                              Subsidiaries of Buyer
                              ---------------------

         Name                                           Jurisdiction
         ----                                           ------------

         i5ive Communications Inc.                      British Columbia
         Endovascular, Inc.                             California (inactive)




                                   Section 4.8
                              Buyer's SEC Documents
                              ---------------------

1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002

2) Quarterly Report on Form 10-QSB for the quarter and nine months ended September 30, 2002

3) Quarterly Report on Form 10-QSB for the quarter and six months ended June 30, 2002

4) Quarterly Report on Form 10-QSB for the quarter ended March 31, 2002

5) Current Report on Form 8-K for January 22, 2003

6) Current Report on Form 8-K for March 4, 2003

7) Current Report on Form 8-K for May 15, 2002

8) Current Report on Form 8-K for May 21, 2002

9) Current Report on Form 8-K for July 17, 2002

                                   Section 4.9
                              Liabilities of Buyer
                              --------------------

                  Accounts payable accrued through the Closing.




                                  Section 4.10
                            Certain Changes or Events
                            -------------------------


                                      None
                                      ----




                                  Section 4.11
                               Title to Properties
                               -------------------


                                      None




                                  Section 4.12
                                 Buyer Contracts
                                 ---------------

Indemnification Agreements dated February 25, 2002 with each of Mitchell G. Blumberg, Douglas F. Loblaw, John K. Campbell, Brent J. Peters, and Cara Williams.

Omnibus Agreements and Releases with Mitchell G. Blumberg, Douglas F. Loblaw, John K. Campbell, Brent J. Peters and Cara Williams.

Agreement of Purchase and Sale dated June 1, 2002 between Marketeam and i5ive.

Common Stock Purchase Warrants to purchase an aggregate of 625,000 shares of Buyer's Common Stock at $0.52 per share. Reference is made to Exhibit IX.

Option Agreements under the Buyer's Stock Incentive Plan. Reference is made to
Exhibit IX.


The Buyer is obligated under the terms of an agreement to make monthly payments of $1,426 until April 2003 for the hosting of its former server.


                                  Section 4.14
                                      Taxes
                                      -----

                   The tax return for 2002 has not been filed.



                                  Section 4.15
                              Compliance With Laws
                              --------------------


                                      None

                                  Section 4.16
                               Employee Agreements
                               -------------------

Indemnification Agreements dated February 25, 2002 with each of Mitchell G. Blumberg, Douglas F. Loblaw, John K. Campbell, Brent J. Peters and Cara Williams

Contract with Cara Williams on a month to month basis at $1,000 per month

                                  Section 4.18
                             Buyer Material Permits
                             ----------------------


                                      None
                                      ----




                                  Section 4.19
                                 Buyer Employees
                                 ---------------


                                      None





                                   Section 5.1
                           Company Conduct of Business
                           ---------------------------

1.  Execution of Participating Interest Agreement

2. The Company will become incorporated under the laws of Barbados subsequent to the Closing.


                                   Section 5.1
                            Buyer Conduct of Business
                            -------------------------


                                      None